                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC, 20549

                                       FORM T-1

                              STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939 OF
                     A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                     ------------------------------------------

                        CHECK IF AN APPLICATION TO DETERMINE
                        ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                 SECTION 305(b)(2)
                                                 ------

                               STERLING NATIONAL BANK
                               ----------------------
                (Exact name of trustee as specified in its charter)

                               ----------------------
                         (Jurisdiction of incorporation or
                     organization if not a U.S. national bank)

                                     13-2565216
                               ----------------------
                      (I.R.S. Employer Identification Number)

                        430 Park Avenue, New York, New York
                       -------------------------------------
                      (Address of principal executive offices)

                                       10022
                                     ----------
                                     (Zip code)

                           SENTINEL FINANCING, LTD., L.P.
                       -------------------------------------
                 (Exact name of obligor as specified in its charter)

                                      Florida
                               ----------------------
                         (Jurisdiction of incorporation or
                     organization if not a U.S. national bank)

                                     65-0776789
                       -------------------------------------
                      (I.R.S. Employer Identification Number)

                       210 North University Drive, Suite 800
                               Coral Springs, Florida
                       --------------------------------------
                      (Address of principal executive offices)

                                       45242
                                     ----------
                                     (Zip code)

                       12% Secured Fixed Rate Notes due 2003
                       -------------------------------------
                        (Title of the indenture securities)

GENERAL

1.   GENERAL INFORMATION

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Federal Reserve Bank of New York (2nd District), New York, New York (Board of Governors of the Federal Reserve System)
Federal Deposit Insurance Corporation, Washington, D.C.
Office of the Comptroller of the Currency, Washington, D.C.

(b)  Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

2.   AFFILIATIONS WITH THE OBLIGOR

     If the obligor is an affiliate of the trustee, describe each affiliation.

          None.

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, and 15.

     Sentinel Financing, Ltd., L.P. is currently not in default under any of its outstanding securities for which Sterling National Bank is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, and 15 of Form T-1 are not required under General Instruction B.

16.  LIST OF EXHIBITS

     T-1.1     -    Articles of Association and Amendment thereto filed November
                    21, 1996.

     T-1.2     -    Certificate of Authority.

     T-1.3     -    The authorization of the trustee to exercise corporate
                    powers is contained in the Certificate of Authority (Exhibit
                    T-1.2)

     T-1.4     -    The By-laws of Sterling National Bank, as amended to date.

     T-1.6     -    The consent of the trustee required by Section 321(b) of the
                    Trust Indenture Act of 1939.

     T-1.7     -    A copy of the latest report of condition of the trustee to law published pursuant to law or the requirements of its supervising or examining authority.

NOTE

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                                ---------------------

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Sterling National Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 19th day of March, 1998.

                                        STERLING NATIONAL BANK, Trustee

                                        By:  /s/ Kenneth J. Marte
                                            -----------------------------
                                           Name:  Kenneth J. Marte
                                           Title: Vice President and Senior
                                                    Trust Officer

                               ARTICLES OF ASSOCIATION
                                          OF
                 STERLING NATIONAL BANK AND TRUST COMPANY OF NEW YORK
                  WITH AMENDMENTS UP TO AND INCLUDING MARCH 19, 1987

                               ARTICLES OF ASSOCIATION

FIRST: The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "Sterling National Bank & Trust Company of New York".

SECOND: The place where the main banking house or office of this Association shall be located, its operations of discount and deposit carried on, and its general business conducted, shall be New York, County of New York, State of New York.

THIRD: The Board of Directors of this Association shall consist of such number of its shareholders, not less than five nor more than twenty-five, as from time to time shall be determined by a majority of the votes to which all of its shareholders are at the time entitled.
          A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business.

 9/23/69 A majority of the full Board of Directors may, between meetings of the shareholders, increase the number of directors by not more than four directors in any one year and appoint persons to fill the vacancies created by any such increase.

FOURTH:   The regular annual meeting of the shareholders of this Association
1/8/52    shall be held at its main banking house, or other convenient place
1/21/64 duly authorized by the board of directors, on such day of each year as is specified therefor in the by-laws.

FIFTH:    The amount of capital stock of this Association shall be Seventeen
11/23/56  Million Nine Hundred Twenty Six Thousand Three Hundred Dollars
 2/16/60 ($17,926,300.), divided into 358,526 shares of common stock of the 1/17/61 par value of Fifty Dollars ($50.) each; but said capital stock may 1/16/62 be increased or decreased from time to time, in accordance with the 1/15/63 provisions of the laws of the United States.
 1/21/64
 1/12/65 If the capital stock is increased by the sale of additional shares 1/18/66 thereof, each shareholder shall be entitled to subscribe for such 1/17/67 additional shares in proportion to the number of shares of said 1/23/68 capital stock owned by him at the time the increase is authorized 6/11/70 by the shareholders, unless another time subsequent to the date of
 5/4/72 the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the pre-emptive rights to subscribe to the new shares of capital stock must be exercised.

          If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his proportionate amount of such increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

          The Association, at any time and from time to time, may authorize and issue debt obligations, whether or not subordinated and whether or not convertible without the approval of the shareholders.

SIXTH: The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board; but the Board of Directors may appoint a Director, in lieu of the President, to be Chairman of the Board, who shall perform such duties as may be designated by the Board of Directors. The Board of Directors shall have the power to appoint one or more Vice Presidents, at least one of whom shall also be a member of the Board of Directors, and who shall be authorized, in the absence of the President, to perform all acts and duties pertinent to the office of President, except such as the President only is authorized by law to perform; to appoint a Cashier and such other officers as may be required to transact the business of this Association; to fix the salaries to be paid to all officers of this Association; and to dismiss such officers, or any of them.

          The Board of Directors shall have the power to define the duties of officers and employees of this Association, to require bonds for them, and to fix the penalty thereof; to regulate the manner in which Directors shall be elected or appointed, and to appoint judges of the election; to make all by-laws that it may be lawful for them to make for the general regulation of the business of this Association and the management of its affairs; and generally to do and perform all acts that it may be lawful for a Board of Directors to do and perform.

          The Board of Directors shall have the power to change the location of the main office of this Association to any other place within the limits of New York, New York, without the approval of the shareholders of this Association and with the approval of the shareholders of this Association and with the approval of the Comptroller of the Currency; and shall have the power to change the location of any branch or branches of this Association to any other place or places within the limits of the municipality in which said branch or branches is or are located, without the approval of the shareholders of this Association but subject to the approval of the Comptroller of the Currency.

SEVENTH: This Association shall have succession from the date of its organization certificate until such time as it be dissolved by the act of its shareholders in accordance with the provisions of the banking laws of the United States, or until its franchise becomes forfeited by reason of violation of law, or until terminated by either a general or a special act of Congress, or until its affairs be placed in the hands of a receiver and finally wound up by him.

EIGHTH:   Any person, his heirs, executors, or administrators, may be in-
Amended   demnified or reimbursed by the Association for reasonable expenses
1/17/67 actually incurred in connection with any action, suit, or proceeding, civil or criminal, to which he or they shall be made a party by reason of his being or having been a director, officer or employee of the Association or of any firm, corporation, or organization which he served in any such capacity at the request of the Association:
          Provided, however, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit, or proceeding as to which he shall finally be adjudged to have been guilty of or liable for negligence or willful misconduct in the performance of his duties to the Association: And provided further, that no person shall be so indemnified or reimbursed in relation to any matter in such action, suit or proceeding which has been made the subject of a compromise settlement except with the approval of a court of competent jurisdiction, or the holders of record of a majority of the outstanding shares of the Association, or the Board of Directors, acting by vote of directors not parties to the same or substantially the same action, suit or proceeding, constituting a majority of the whole number of the directors. The foregoing right of indemnification or reimbursement shall not be exclusive of other rights to which such person, his heirs, executors or administrators, may be entitled as a matter of law.

NINTH:    The Board of Directors of this Association, or any three or more
Amended   shareholders owning, in the aggregate, not less than twenty-five
1/17/67 per centum of the stock of this Association, may call a special meeting of shareholders at any time: Provided, however, that, unless otherwise provided by law, not less than ten days prior to the date fixed for any such meeting, a notice of the time, place, and purpose of the meeting shall be given by first-class mail, postage prepaid, to all shareholders of record of this Association at their respective addresses as shown upon the books of the Association. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the shareholders owning a majority of the stock of this Association in any manner not inconsistent with law: Provided, however, that notice of any such meeting shall be given as hereinabove set forth.

                                                            BANK INDEMNIFICATION

                                       EIGHTH
                                  INDEMNIFICATION

     SECTION 1. OBLIGATION TO INDEMNIFY. The Association shall indemnify all Eligible Persons for their Indemnifiable Expenses to the maximum extent permitted by law.

     SECTION 2. PERSONS ENTITLED TO INDEMNIFICATION. As used in this Article the term "Eligible Person" means any person made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, including an action by or in the right of the Association to procure a judgment in its favor or an action by or in the right of any other association or corporation of any type or kind, domestic or foreign, including, but not limited to, any subsidiary of the Association, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Association served in any capacity at the request of the Association, by reason of the fact that he, his testator or intestate, was a director or officer of the Association, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity; provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled; and provided, further, that no indemnification may be made to or on behalf of any director or officer for expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by an appropriate bank regulatory agency which proceeding or action resulted in a final order assessing civil money penalties or requires affirmative action by an individual or individuals in the form of payment to the Association.

     SECTION 3. INDEMNIFIABLE EXPENSES. As used in this Article, "Indemnifiable Expenses" means judgments, fines (including any excise tax deemed a fine pursuant to Section 722 of the Business Corporate Law or any successor provision), amounts paid in settlement (but only if such settlement was made with the prior written consent of the Association or if such consent was unreasonably refused or withheld for an unreasonably long period after written request therefor) and reasonable expenses, including attorney's fees incurred as a result of such pending or threatened action or proceeding (including any appeal therein).

     SECTION 4.     PROCEDURE.
     (a)  In the event that an action or proceeding of the type described in
Section 2 shall be commenced or threatened against any person who may be an Eligible Person, such person may require the Association to pay on such person's behalf all expenses reasonably incurred in connection with the investigation and defense thereof, provided that where more than one potentially Eligible Person is involved such person shall cooperate with the Association in the selection of counsel so as to minimize the number of separate counsel involved (but nothing shall require any such person to accept counsel not reasonably satisfactory to him or to interfere with his right to separate counsel where conflict of interest considerations so dictate) and provided that the Association's obligations to pay such expenses shall be subject to the receipt of an undertaking by or on behalf of such person to repay to the Association the amount paid to any extent it exceeds the indemnification to which such person is ultimately found to be entitled under this Article of Association or otherwise.

     (b) Promptly after the disposition of any such action or proceeding or threat thereof (whether such disposition is by final judgment, settlement, abandonment or otherwise) and unless the matter of indemnification has been determined as provided in paragraph (a) of Section 723 of the Business Corporation Law (or any successor section), the Association shall take as expeditiously as possible appropriate action under paragraph (b) of Section 723 (or any successor section) to authorize indemnification to the extent permitted, as though such Sections were applicable to the Association.

     SECTION 5. GENERAL. The rights to indemnification and advancement of expenses granted under this Article of Association are supplementary to and not in derogation of the rights to indemnification that any person described in
Section 2 may have under Sections 722, 723 and 724 of the Business Corporation Law or any successor provisions or other application law, as though such Sections were applicable to the Association.

     SECTION 6. EFFECT OF REPEAL OR AMENDMENT. Notwithstanding the repeal or amendment of this Article of Association, the foregoing provisions shall continue to be applicable to and require indemnification of any present or former director or officer, or his legal representative, unless the action or proceeding with respect to which the foregoing provisions are applicable is based on an alleged act or omission occurring after the expiration of thirty days from the receipt by such director or officer of notice of such repeal or amendment.

[LOGO]

--------------------------------------------------------------------------------

Comptroller of the Currency
Administrator of National Banks
--------------------------------------------------------------------------------

Northeastern District
1114 Avenue of the Americas, Suite 3900
New York, New York  10036



December 6, 1996

Jerrold Gilbert, Esq.
Executive Vice President and General Counsel
Sterling National Bank
540 Madison Avenue at 55th Street
New York, New York 10022-3299

Re: Change in Corporate Title - Sterling National Bank & Trust Company of New York (Bank).

Dear Mr. Gilbert:

The Office of the Comptroller of the Currency (OCC) has received your letter dated November 21, 1996, concerning the change and amendment to Article First of the above-referenced Bank's Articles of Association. The OCC has amended its records to reflect that effective November 21, 1996, the corporate title of "STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK," Charter Number 13295 was changed to "STERLING NATIONAL BANK."

You are reminded that the OCC does not approve national bank name changes nor does it maintain official titles or the retention of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the Bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

A copy of the amended Article as accepted for filing is enclosed for the Bank's records.

Very truly yours,


/s/ Michael G. Tiscia
Michael G. Tiscia
Licensing Manager

Charter No.: 13295
Control No.: 96 NE 04 008

Enclosure

                                                                         [STAMP]

                    ACTION TAKEN WITHOUT A MEETING UPON CONSENT
                              OF SOLE SHAREHOLDER OF
                 STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK


     WHEREAS, Sterling National Bank & Trust Company of New York ("Bank") is a national banking association, organized and operating the laws of the United States of America; and

     WHEREAS, Sterling Bancorp is the sole shareholder and the owner of all of the 358,526 issued and outstanding shares of Common Stock of Bank; and

     WHEREAS, the Articles of Association of Bank provide that the title of Bank and the name under which it shall carry on the business of banking, under the laws of the United States, shall be "Sterling National Bank & Trust Company of New York"; and

     WHEREAS, it is deemed to be in the best interests of the Bank that its name be changed from "Sterling National Bank & trust Company of New York" to "Sterling National Bank";

     NOW, THEREFORE, be it

     RESOLVED, that the Articles of Association of Sterling National Bank & Trust Company of New York be amended, effective close of business November 21, 1996, to delete Paragraph First thereof and insert in lieu thereof the following Paragraph First:

     "FIRST: The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be Sterling National Bank."

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed in its corporate name by its Chairman and its seal affixed hereunto as of the 21st day of November, 1996.

                                        STERLING BANCORP

                                        By /s/ [illegible]
                                           -----------------------------------
                                                            Chairman

ATTEST:


/s/ [illegible]
------------------------------------
     Secretary

                             PREAMBLES AND RESOLUTIONS


     WHEREAS, Sterling Bancorp, the sole shareholder and owner of all of the 358,526 issued and outstanding shares of Common Stock of Sterling National Bank & Trust Company of New York ("Bank"), a national banking association, consented to amend the Articles of Association of Bank to change the name of Bank from "Sterling National Bank & Trust Company of New York" to "Sterling National Bank"; and

     WHEREAS, it is deemed to be in the best interests of the Bank that the title of the Bank under which it shall carry on the business of banking under the laws of the United States, shall be Sterling National Bank;

     NOW, THERFORE, be it

     RESOLVED, that the Articles of Association of Sterling National Bank & Trust Company of New York be amended, effective close of business November 21, 1996, to delete Paragraph First thereof and insert in lieu thereof the following Paragraph First:

     "FIRST: The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be 'Sterling National Bank'"; and it is further

     RESOLVED, that the officers of the Association are authorized and directed to do all other acts and execute all other documents as may be necessary or appropriate to effectuate the purposes and intent of the foregoing Resolution.

                                                                   EXHIBIT T-1.2

ORGANIZATION DIVISION                 NO. 13295
     FORM 1998


                                 TREASURY DEPARTMENT

                        OFFICE OF COMPTROLLER OF THE CURRENCY


                                                Washington, D.C., March 13, 1929


     WHEREAS, by satisfactory evidence presented to the undersigned, it has been made to appear that "Sterling National Bank & Trust Company of New York" in the City of New York in the County of New York and State of New York has complied with all the provisions of the Statutes of the United States, required to be complied with before an association shall be authorized to commence the business of Banking:

     NOW, THEREFORE, I, J.W. Pole, Comptroller of the Currency, do hereby certify that "Sterling National Bank & Trust Company of New York" in the City of New York in the County of New York and State of New York is authorized to commence the business of Banking as provided in Section Fifty-one hundred and sixty-nine of the Revised Statutes of the United States.

          IN TESTIMONY WHEREOF, witness my hand and seal of office this Thirteenth day of March, 1929,

[SEAL]

                                             /s/ J. W. Pole
                                             -----------------------------------
                                                     COMPTROLLER OF THE CURRENCY

TREASURY DEPARTMENT,
COMPTROLLER OF THE CURRENCY,
1903.-Ed. 1,000.-F.C., Mar. 5-19.

                                  CHARTER NO. 13295

                              ORGANIZATION CERTIFICATE.

                               (Executed In Duplicate.)

                                 -------------------

     WE, THE UNDERSIGNED, WHOSE NAMES ARE SPECIFIED IN ARTICLE FOURTH OF THIS CERTIFICATE, HAVING ASSOCIATED OURSELVES FOR THE PURPOSE OF ORGANIZING AN ASSOCIATION FOR CARRYING ON THE BUSINESS OF BANKING, UNDER THE LAWS OF THE UNITED STATES, DO MAKE AND EXECUTE THE FOLLOWING ORGANIZATION CERTIFICATE:

     FIRST. THE TITLE OF THE ASSOCIATION SHALL BE THE "STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK".

     SECOND. THE SAID ASSOCIATION SHALL BE LOCATED IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, AND STATE OF NEW YORK, WHERE ITS OPERATIONS OF DISCOUNT AND DEPOSIT ARE TO BE CARRIED ON.

     THIRD. THE CAPITAL STOCK OF THIS ASSOCIATION SHALL BE $ ONE MILLION FIVE HUNDRED THOUSAND ($1,500,000) DOLLARS, AND SHALL BE DIVIDED INTO SIXTY THOUSAND SHARES OF TWENTY-FIVE DOLLARS EACH.

     FOURTH. THE NAME, FINANCIAL WORTH, NET, AND THE RESIDENCE OF EACH SHAREHOLDER OF THIS ASSOCIATION, WITH THE NUMBER OF SHARES HELD, ARE AS FOLLOWS:

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                           FINANCIAL WORTH-            RESIDENCE.          NO OF SHARES
        NAME.                   NET.           (Town or City and State.)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
1.   SEE APPENDED LIST

2

3

4

5

6

7

8

9
--------------------------------------------------------------------------------

FEDERAL RESERVE BOARD
     Form No. 61
(Revised Oct. 1, 1921)


NOTE.--This application, when executed, should be MAILED TO THE CHAIRMAN OF THE
               BOARD OF DIRECTORS OF THE FEDERAL RESERVE BANK OF YOUR DISTRICT and will be transmitted to the Federal Reserve Board by him.


DISTRICT NO. 2                                                 STATE OF NEW YORK


                             APPLICATION OF NATIONAL BANK

For permission to act as trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics, or any other fiduciary capacity, under authority of Section 11(k) of the Federal Reserve Act, as amended by the Act of September 26, 1918.


                                 --------------------

     UNDER AUTHORITY OF A RESOLUTION of the Organization Committee of this proposed BANK, DULY ADOPTED AND SPREAD ON THE MINUTES OF A MEETING HELD ON THE 9th DAY OF November, 1928, APPLICATION IS HEREBY MADE FOR A PERMIT TO ACT AS Trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, committee of estates of lunatics and in any other fiduciary capacity in which State banks, trust companies or other corporations which come into competition with nation banks are permitted to act under the laws of the State of New York.
                        (Specify the powers to be exercised.)
OR TO EXERCISE AS MANY OF THESE POWERS AS THE FEDERAL RESERVE BOARD MAY ALLOW, UNDER SUCH RULES AND REGULATIONS AS THE FEDERAL RESERVE BOARD MAY PRESCRIBE.

            THE STERLING NATIONAL BANK OF NEW YORK
                    (Name of bank.)   (City or Town.)


                                             /s/ Samuel H. Golding
                                             -----------------------------------

                                             /s/ Arthur M. Lamport
                                             -----------------------------------

                                             /s/ Samuel Raisler
                                             -----------------------------------

ATTEST:                                      /s/ Julius R. Klorfein
                                             -----------------------------------

     /s/ Morris Eder                         /s/ Michael Hollander
     -----------------------------------     -----------------------------------
               SECRETARY                          Organization Committee
          of Organization Committee

To the FEDERAL RESERVE BOARD,
                         WASHINGTON, D.C.

[SEAL]

[LETTERHEAD]                                                   November 9, 1928

Mr. Samuel H. Golding,
135 Broadway,
New York, N.Y.                                    (Confirmation of wire)


Sir:

     The application for authority to organize "The Sterling National Bank of New York" to be located at New York, N.Y., with capital stock of $2,000,000 is approved, subject to revocation in case all requirements are not satisfied, or it develops that, in the opinion of the Comptroller, conditions are not such as to warrant the establishment of the bank.
     The title selected will be reserved for a period of sixty days from this date to enable the persons interested to effect the organization of the bank, the required blanks for which purpose are inclosed.
     By carefully observing the following instructions and the explanatory notes on the blanks, in executing the latter, delay in establishing the bank will be avoided.
          ARTICLES OF ASSOCIATION:
     Sec. 1. Insert the title of the bank AS APPROVED. (Do not include name of state).
     Sec. 2. Insert name of the village, town, or city, and that of the State. Sec. 3. Instead of specifying that the board of directors shall consist of a definite number of shareholders, this section may provide: "The board of directors shall consist of not less than (here insert minimum number of directors) nor more than (here insert maximum number of directors) shareholders." If directors are appointed, the last four lines of this section with regard to holding a meeting of shareholders for the election of directors should be crossed off and the names of the directors inserted, adding the following clause: "are hereby appointed directors of this association to hold their offices as such until the regular annual election takes place, pursuant to the 4th article of these articles of association."
     Sec. 5. Insert amount of authorized capital stock.
     There should appear on page 2 of the articles the signatures of at least five persons, a majority of whom signed the application for authority to organize the bank.
          ORGANIZATION CERTIFICATE:
     Sec. 1. Insert the title of the bank AS APPROVED. (Do not include name of state).
     Sec. 2. In specifying the name of the place in which the bank is to be located the official designation should be correctly stated--as city, town, borough or village as shown by the records at the State Capitol and also the correct name of the county and State.
     Sec. 3. In addition to entering amount of capital, give the number of shares into which it is divided.
     Sec. 4. Insert names of shareholders, residence (town or city and State), and number of shares held by each for which certificates are to be issued to said shareholders when the bank is chartered and the stock has been paid for, as required by section 5140 of the United States Revised Statutes, transfers to be made in the regular manner in the case of any stock which changes ownership.

     FORM 1955--ORGANIZATION
       TREASURY DEPARTMENT
OFFICE OF COMPTROLLER OF THE CURRENCY
          FEB. 4, 1928
                       APPLICATION TO ORGANIZE A NATIONAL BANK
                                 -----------------
TO THE COMPTROLLER OF THE CURRENCY,
                              WASHINGTON,


SIR:

     WE, THE UNDERSIGNED, PROSPECTIVE SHAREHOLDERS, BEING NATURAL PERSONS AND OF LAWFUL AGE, INTEND, WITH OTHERS, TO ORGANIZE A NATIONAL BANKING ASSOCIATION, UNDER THE TITLE "THE STERLING NATIONAL BANK OF NEW YORK," TO BE LOCATED AT 609-611 EIGHTH AVENUE, COUNTY OF NEW YORK, STATE OF NEW YORK WITH CAPITAL OF $2,000,000 AND SURPLUS OF $1,000,000, TO SUCCEED THE ________________________ BANK OF _______________ POPULATION _________________

     WE REQUEST THAT THE TITLE BE RESERVED AND THAT THE NECESSARY INSTRUCTIONS BE SENT TO SAMUEL H. GOLDING, WHO IS A RESIDENT OF THE PLACE WHERE THE PROPOSED BANK IS TO BE LOCATED.

     WE HEREBY FURTHER CERTIFY THAT NO FEE OR COMMISSION HAS BEEN PAID OR HAS BEEN CONTRACTED TO BE PAID, DIRECTLY OR INDIRECTLY, BY THE BANK OR BY ANYONE IN ITS BEHALF, TO ANY PERSON, ASSOCIATION, OR CORPORATION FOR SECURING SUBSCRIPTIONS FOR OR SELLING STOCK IN SAID PROPOSED BANK.

(THE TYPEWRITTEN NAMES OF APPLICANTS AS WELL AS THEIR SIGNATURES SHOULD BE GIVEN IF POSSIBLE)


--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                 FINANCIAL STRENGTH        SHARES TO BE
SIGNATURES OF APPLICANTS      RESIDENCES          BUSINESS            IN FIGURES          SUBSCRIBED FOR
--------------------------------------------------------------------------------------------------------
                                                                      over
Samuel H. Golding          255 W. 88 St.       Financier Rltorl     1,000,000                  1,000
--------------------------------------------------------------------------------------------------------
                                               Fur & Skin             over
Michael Hollander          Long Branch, N.J.   Dresser              1,000,000                    200
--------------------------------------------------------------------------------------------------------
                                                                      over
Arthur M. Lamport          690 W. End Ave      Investment Bnkg      1,000,000                    200
--------------------------------------------------------------------------------------------------------
                                                                      over
Julius Klorfein            239 Central PkW.    Cigar Mfr.           1,000,000                    200
--------------------------------------------------------------------------------------------------------
                                               Heating and            over
                                               Sprinkler Instal-    1,000,000
Samuel Raisler             173 Riverside Dr.   lation                                            200
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


                      READ THESE INSTRUCTIONS CAREFULLY

     The name of the place should form a part of the title, thus "The First National Bank of A------," but the name of the State should not be included.
     The application must be signed by at least five prospective shareholders, preferably the proposed officers or directors.
     The correspondent should be a resident of the place where the bank is to be located, a prospective shareholder, and if possible an officer or director of the proposed bank.
     It is not necessary for the applicants to subscribe for the entire issue of stock. Only the actual number of shares to be held by each should be stated, and each applicant should be worth financially twice the value of the stock for which he subscribed.
                                                                        (OVER)

     Statement of condition at close of business on _____ as it will appear on date of opening of bank in accordance with report of examination dated if charter is granted.

Name of bank  THE STERLING NATIONAL BANK OF NEW YORK
             ------------------------------------------------------------------

Location    609-11              Eighth Avenue       New York City,  New York
        -----------------------------------------------------------------------
            (No.)                (Street.)           (City or town.)    (State.)

Population of city or town (census of 1920)
                                          -------------------------------------


                                       ASSETS
Loans:

     On real estate                           $
                   ------------------------   ----------------------------------
     On other collateral
                        -------------------   ----------------------------------
     Unsecured--
          Customers' paper
                          -----------------   ----------------------------------
          Purchased paper
                          -----------------   ----------------------------------
     Acceptances (drafts accepted
          for customers per contra)
                                   --------   ----------------------------------
Investments:
     United States bonds
                        -------------------   ----------------------------------
     Other bonds and warrants
                             --------------   ----------------------------------
     Stocks
           --------------------------------   ----------------------------------
Real estate owned
                ---------------------------   ----------------------------------
Cash due from banks and trust
                             --------------   ----------------------------------
     companies
              -----------------------------   ----------------------------------
All other assets
                ---------------------------   ----------------------------------
                                              ----------------------------------
               Total
                    -----------------------   ----------------------------------


                                     LIABILITIES

Capital stock                                  $2,000,000
             ------------------------------   ----------------------------------

Surplus                                         1,000,000
      -------------------------------------   ----------------------------------
Undivided profits
                 --------------------------   ----------------------------------
Deposits:
     Due to banks and trust com-
          panies
                ---------------------------   ----------------------------------
     Demand (individual)
                        -------------------   ----------------------------------
     Savings
            -------------------------------   ----------------------------------

     Other time
               ----------------------------   ----------------------------------
Liability on drafts, accepted
     payable at a future date (per
     contra)
           --------------------------------   ----------------------------------
All other liabilities
                     ----------------------   ----------------------------------
                                              ----------------------------------

               Total
                    -----------------------   ----------------------------------


                          RESOLUTION OF BOARD OF DIRECTORS


     At a meeting of the  ORGANIZATION COMMITTEE  of the proposed

The Sterling National Bank of New York  of     New York, N.Y.,      duly called
--------------------------------------     -------------------------
         (Name of bank.)                   (City or town and State.)

and held on the 9th day of November, 1928 the following resolution was offered,
               ----        --------    --
seconded, and adopted:


     "BE IT RESOLVED, That the president or vice president and the cashier or secretary of this Association be and they are hereby authorized, empowered, and directed to make application to the Federal Reserve Board for a permit giving to this Association, the right to act as Trustee, executor,
                                                -------------------------------
administrator, registrar of stocks and bonds, guardian of estates, assignee,
-------------------------------------------------------------------------------
                        (Specify powers applied for)

receiver, committee of estates of lunatics and in any other fiduciary
--------------------------------------------------------------------------------
capacity in which State banks trust companies or other corporations which
--------------------------------------------------------------------------------
come into competition with national banks are permitted to act under the laws
--------------------------------------------------------------------------------
of the State of New York
--------------------------------------------------------------------------------
or to exercise as many of these powers as the Federal Reserve Board may allow, under such rules and regulations as the Federal Reserve Board may prescribe."

     I hereby certify that the foregoing is a true and correct copy of a resolution passed by the Organization Committee of this proposed bank on the date specified, and that the foregoing statement correctly shows the condition of this bank as shown by its books on the date indicated.

                                      /s/ Morris Eder
                                      ------------------------------------------
                                                          (SECRETARY OR CASHIER)

                                                      Organization Committee of
                                       The Sterling National Bank  of  New York
                                       --------------------------      --------
                                          (Name of bank.)        (City or town.)

     NOTE.--The specific powers that may be applied for under the statute are trustee, executor, administrator, registrar of stocks and bonds, guardian of estates, assignee, receiver, and committee of estates of lunatics. If any other powers are desired, application should be made also for the general power to act "in an other fiduciary capacity in which State banks, trust companies, or other corporations which come into competition with national banks are permitted to act under the laws of the State" in which the national bank is located.

     THE FOLLOWING SHOWS THE NATIONAL, STATE, OR PRIVATE BANKING INSTITUTIONS WITH WHICH THE APPLICANTS ARE, OR HAVE BEEN, CONNECTED EITHER AS OFFICERS OR
DIRECTORS:

-------------------------------------------------------------------------------

     APPLICANT          INSTITUTION                 POSITION           PERIOD
--------------------------------------------------------------------------------

                        Central N. B.
Arthur M. Lamport       Guardian Tr. Co. of N.J.    Director
--------------------------------------------------------------------------------
                        Public National
Michael Hollander       Guardian Trust                  "
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


(DATE)                                    (SIGNED)
     ------------------------                     ------------------------------
                                                                 *CORRESPONDENT.


     *N. B.--The correspondent is requested to furnish, as early as possible, a list of the prospective officers and directors of the proposed organization, and a statement showing their previous connection, if any, with other banking institutions.




                                     FORM 1955
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                    APPLICATION

                                    TO ORGANIZE

"THE                                          NATIONAL
    -------------------------------------             -------------------------

BANK OF                                               ,"
       ----------------------------------------------   ------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




     CAPITAL, $
               -----------------------------------------------------------------

     FILED,
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     POPULATION,
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TREASURY DEPARTMENT

                       OFFICE OF COMPTROLLER OF THE CURRENCY


                         WASHINGTON,                                       ,192
                                    ---------------------------------------

               THE APPROVAL OF THIS APPLICATION IS RECOMMENDED.


                                    --------------------------------------------
                                                                    COMPTROLLER.

APPROVED:

                                    --------------------------------------------
                                                      SECRETARY OF THE TREASURY.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 EXHIBIT T-1.4

                                       BY-LAWS

                                          OF

                       STERLING NATIONAL BANK & TRUST COMPANY
                                    OF NEW YORK

                    AMENDED UP TO AND INCLUDING NOVEMBER 18, 1993

                        STERLING NATIONAL BANK & TRUST COMPANY
                                     OF NEW YORK

                                      ARTICLE I

                                     SHAREHOLDERS

          SECTION I.1 ANNUAL MEETINGS. The annual meeting of the shareholders of STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK (hereinafter called the "Bank"), for the purpose of electing directors for the ensuing year and for the transaction of such other business as may properly come before the meeting shall be held at the main banking office of the Bank or at any other convenient place duly authorized by the Board of Directors, on the third Thursday of March of each year.

          SECTION 1.2 POSTPONED ELECTION OF DIRECTORS. If, for any reason, the election of directors shall not be held on the day designated herein for the annual meeting, the Board of Directors shall order an election to be held on any subsequent day (as soon as practicable), according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

          SECTION 1.3 SPECIAL MEETINGS. Special meetings of the shareholders shall be held at the main banking office of the Bank or at any other convenient place duly authorized by the Board of Directors. Such meetings may be called for any purpose or purposes by the Board of Directors shareholders owning, in the aggregate, not less than twenty-five per centum (25%) of the stock of the Bank.

          SECTION 1.4 NOTICE OF MEETINGS. Notice of each annual or special meeting of the shareholders shall be in writing and shall state the time when and the place where it is to be held. Notice of a special meeting shall state the purpose or purposes for which the meeting is called. A copy of the notice shall be delivered personally or mailed first-class in a postage prepaid envelope to each shareholder of record entitled to vote at such meeting, at least ten (10) days prior to the date on which such meeting is to be held. If mailed to any shareholder, the notice shall be directed to such shareholder at his address as the same appears on the records of the Bank.

          SECTION 1.5 NOMINATIONS FOR ELECTION TO THE BOARD OF DIRECTORS. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of the Bank entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Bank, shall be made in writing and shall be delivered or mailed to the Chairman of the Board of the

Bank and to the Comptroller of the Currency, Washington, D.C., not less than twenty (20) days nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors, providing, however, that if less than twenty (20) days' notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the Chairman of the Board of the Bank and to the Comptroller of the Currency not later than the close of business on the fifth (5) day following the day on which the notice of meeting was mailed. Notification of such nomination by any shareholder shall contain the following information: 1) the name and address of each proposed nominee; 2) the principal occupation of each proposed nominee; 3) the total number of shares that to the knowledge of the notifying shareholders will be voted for each proposed nominee; 4) the names and residence addresses of the notifying shareholders; and 5) the number of shares owned by each notifying shareholder.

          SECTION 1.6 QUORUMS. At all meetings of the shareholders, except as otherwise provided by law, the holders of a majority of the outstanding shares of stock of the Bank entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority in voting power of the shareholders present in person or by proxy and entitled to vote may, without further notice, adjourn the meeting from time to time and from place to place until a quorum is obtained. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

          SECTION 1.7 PROXIES. Shareholders entitled to vote may vote either in person or by proxy duly authorized in writing, but no officer or employee of the Bank shall act as proxy. Directors may act as a proxy. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting. Proxies shall be dated and shall be filed with the records of the meeting.

          SECTION 1.8 VOTING RIGHTS. At each meeting of the shareholders, every shareholder of record of stock entitled to vote thereat shall be entitled to one vote for each such share of stock held by him. A quorum being present, all matters, unless otherwise required by law or the Articles of Association, shall be decided by a majority in voting power of the shareholder of the Bank present in person or by proxy and entitled to vote.

          In all elections of directors, each shareholder of record of stock entitled to vote shall have the right to vote the number of such shares held by him for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors to be elected times the number of such shares shall equal, or to distribute such votes on the same principle among as many candidates as he shall think fit.

          In voting on any question on which a vote by ballot is required by law or is demanded by any shareholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the shareholder voting or by his proxy, and shall state the number of shares voted. On all other questions, the voting may be VIVA VOCE.

          SECTION 1.9 JUDGES OF ELECTION. Prior to the date of any meeting of shareholders at which directors are to be elected, the Board of Directors shall appoint one or more judges to act at the meeting or any adjournment thereof. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting or at the meeting by the person presiding thereat. Each judge, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of judge at such meeting with strict impartiality and according to the best of his ability. No director or officer of the Bank shall be eligible to act as a judge of an election of directors of such Bank. The judges shall conduct the election and certify to the Secretary of the Bank the results thereof; the Secretary, upon receiving the return of the judges, shall cause the same to be recorded in the minute book of the Bank.

          SECTION 1.10 RECORD DATE. The Board of Directors may fix in advance a date as the record date for the determination of shareholders entitled to receive notice of, or to vote at, any meeting of shareholders, or to express consent to or dissent from any proposal without a meeting or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action. Such date shall not be more than fifty nor less than ten days before the date of such meeting, nor more than fifty days prior to any other action.

          SECTION 1.11 WAIVERS OF NOTICE. Notice of meeting need not be given to any shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting, the lack of notice of such meeting, shall constitute a waiver of notice by him.

          SECTION 1.12 ACTION BY WRITTEN CONSENT OF SHAREHOLDERS. Whenever shareholders are required or permitted to take any action by vote, such action may be taken without meeting on written consent, setting forth the action so taken signed by the holders of all outstanding shares entitled to vote hereon.

                                      ARTICLE II

                                      DIRECTORS

          SECTION 2.1    GENERAL POWERS.  The business of the

Bank shall be managed by the Board of Directors. The Board of Directors may adopt such rules, regulations, policies or procedures not inconsistent with the Articles of Association or these By-Laws or the laws of the United States, as it may deem proper for the conduct of its meetings and the management of the Bank. In addition to the powers expressly conferred by by the Articles of Association these By-Laws and the laws of the United States, unless prohibited by the same, the Board of Directors may exercise all powers and perform all acts that may lawfully be exercised and performed by a Board of Directors.

          SECTION 2.2 RESIGNATIONS. Any director may resign at any time orally or in writing by notifying the Board of Directors or the Chairman of the Board. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 2.3 REMOVAL OF DIRECTORS. Any one or more or all of the directors may be removed either with or without cause at any time by vote of the shareholders holding a majority in interest of the outstanding shares of the Bank entitled to vote thereon and thereupon the term of office of such director or directors who shall have been so removed shall forthwith terminate and there shall be a vacancy or vacancies in the Board of Directors to be filled as provided in these By-Laws except as may otherwise be prescribed by law.

          SECTION 2.4 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such places and times as may be fixed from time to time by resolution of the Board and the annual organizational meeting of the Board of Directors shall be held each year after the adjournment of the annual meeting of the shareholders on the same day and at the same place.

          SECTION 2.5 SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time upon the call of the Chairman of the Board, the Vice Chairman, or the President, and shall be called by any one of the foregoing on the written request of one third of the total number of directors then in office, by oral, telegraphic or written notice, given to each director not less than twenty-four hours before such meeting. Notice of a special meeting need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting prior thereto, the lack of notice to him.

          SECTION 2.6 PLACE OF MEETING. The directors may hold their meetings, have one or more offices, and keep the books of the Bank, except as otherwise may be required by law, at any place, either within or without the State of New York, as they may from time to time determine.

          SECTION 2.7 QUORUM, MANNER OF ACTION AND ORGANIZATION. Except when otherwise required by law, a majority of the directors in office at the time of any meeting of the Board of Directors shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may, without notice, adjourn any meeting from time to time until a quorum is obtained. Except as otherwise required by law, the act of a majority of the directors present at any duly constituted meeting of directors shall be the act of the Board. Any one or more members of the Board of Directors may participate in a meeting of such Board or any committee thereof by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

          SECTION 2.8 ACTION WITHOUT A MEETING. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or of such committee consent, in writing, to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board or the committee shall be filed with the minutes of the proceedings of the Board or committee.

          SECTION 2.9 COMPENSATION. Each director, excepting salaried officers of the Bank, in consideration of his or her serving as a director or as a member of a duly constituted committee, shall be entitled to receive from the Bank such amount per annum or such fees for attendance at directors' meetings, or committee meetings, or both, as the Board of Directors shall from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the the performance of his duties.

          SECTION 2.10 HONORARY DIRECTORS. The Board of Directors, by vote of the majority of the directors then in office, may elect honorary directors to serve at the pleasure of the Board. Such honorary directors may be present at any meeting of the Board of Directors at the invitation of the Board of Directors or Chairman of the Board and, if present, shall be entitled to participate in the discussion of all matters presented to the meeting, but shall not be counted for the purpose of constituting a quorum, nor shall such honorary director be entitled to vote at such meeting.

                                     ARTICLE III

                                OFFICERS AND EMPLOYEES

          SECTION 3.1 CHAIRMAN OF THE BOARD AND VICE CHAIRMEN. The Board shall appoint one of its members to be Chairman of the Board to serve at the pleasure of the Board. The Board may appoint one or more of its members Vice Chairman. The Chairman, and in his absence, the President, in order of seniority of those present, shall preside at all meetings of Board and shareholders and the Chairman and the President shall be a member of the Executive Committee and may exercise such further powers and duties as from time to time may be conferred upon or assigned by the Board.

          SECTION 3.2 PRESIDENT. The President shall be the Chief Executive Officer of the Bank and shall have general supervision over the business of the Bank subject, however, to the control of the Board of Directors and of any duly authorized committee of directors. The President shall, if present, in the absence of the Chairman and of a Vice Chairman, preside at all meetings of the
Board and shareholders. He shall be a member of the Executive Committee.   He
shall, in general, perform all duties incident to the office of President and such other duties as may be assigned to him by these By-laws, the laws in the United States, or from time to time by the Board of Directors or by any duly authorized committee of directors.

          SECTION 3.3 SECRETARY. The Secretary shall attend all meetings of the shareholders and act as Secretary thereof, and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for any committee of the Board when required. He shall cause notice which is required to be given of all meetings of shareholders and directors and shall perform such other duties as pertain to his office. The Secretary shall have and may exercise any and all powers and duties pertaining by law, regulation or practice to the office of Cashier that relate to the corporate records of the Bank and the duties of the Secretary above described or incidental thereto. He shall maintain, have charge and be the custodian of the corporate books and records and shall keep in safe custody the seal of the Bank and affix it, when required, to any instrument.

          SECTION 3.4 COMPTROLLER. The Comptroller shall be responsible for, and have custody of, all assets, documents, records, papers, funds and securities of the Bank, except the Bank's corporate records and shall keep full and accurate records and accounts of all transactions of the Bank in books belonging to the Bank. In addition, the Comptroller shall have and may exercise any and all powers and duties pertaining by law, regulation or practice, or imposed by these by-laws, to the office of Cashier that relate to the assets and acts of the Bank, except those powers and duties undertaken by the Secretary; and shall also perform such other duties as may be assigned from time to time by the Board.

          SECTION 3.5 VICE PRESIDENTS. One or more Vice Presidents, including a Vice President - Finance, shall be designated by the Board of Directors with one or more titles denoting seniority or in any other order determined by the Board. In the absence or disability of the President, they shall perform the duties and exercise the powers of the President. The Vice President - Finance shall be the chief financial officer of the Bank, responsible for all personnel charged with the custody of all assets and the keeping of full and accurate records. In the event the office of Comptroller is vacant or in the absence or disability of the Comptroller, he shall perform the duties and exercise the powers of the Comptroller. All of the Vice Presidents shall perform such duties as may be prescribed by the Board of Directors, and subject thereto, by the President.

          SECTION 3.6 OTHER OFFICERS. The Board of Directors may appoint one or more Assistant Vice Presidents, one or more Trust Officers, one or more Assistant Secretaries, one or more Assistant Cashiers, one or more Managers and Assistant Managers of branches and such other officers and attorneys-in-fact as from time to time may appear to the Board of Directors to be required or desirable to transact the business of the Bank. Such officers shall respectively exercise such powers and perform such duties as pertain to their several offices, or as may be conferred upon, or assigned to, them by the Board of Directors, and unless otherwise directed by the Board of Directors, the Chairman of the Board, or the President.

          SECTION 3.7 TERM OF OFFICE. All officers shall be elected or appointed or employed by the Board of Directors and shall have such functions or duties as are provided in these by-laws or as the Board of Directors, and unless otherwise directed by the Board of Directors, the Chairman of the Board or the President, may from time to time determine. The Chairman of the Board, any Vice Chairman, the President, and any other officer who is required by the Articles of Association or these by-laws to be a member of the Board of Directors shall hold office for the current year for which the Board of which he is a member was elected unless he shall sooner resign, die, be disqualified or be removed from office. Every other officer shall hold office at the pleasure of the Board. The Board hereby delegates to the Chairman of the Board the power to (a) remove any officer of the Bank, with or without cause, who is not a director of the Bank and (b) designate any other officer or officers of the Bank to remove officers junior in rank to the removing officer or officers.

          SECTION 3.8 RESIGNATIONS. Any officer may resign at any time orally or in writing by notifying the Board of Directors or the President. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 3.9 VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-laws for the regular appointment or election to said office.

          SECTION 3.10 COMPENSATION. Salaries or other compensation of officers shall be fixed from time to time by the Board of Directors. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director of the Bank.

                                      ARTICLE IV

                                      COMMITTEES

          SECTION 4.1 GENERAL. Each committee shall determine its own time and place of meetings, unless otherwise directed by the Board of Directors. A majority of each committee shall constitute a quorum of that committee for the transaction of business, and the act of a majority of those present at any committee meeting at which a quorum is present shall be the act of that committee. In the absence of a quorum at any committee meeting, a majority of those members present may without notice adjourn the meeting from time to time. Each committee chairman shall be chosen by the Board of Directors and shall choose its own secretary and shall keep a book in which there shall be recorded all of its acts and proceedings, which shall be reported from time to time to the Board of Directors. Committees may take such action without a meeting and members of any committee of the Board may participate in a meeting in accordance with the provisions of Sections 2.7 and 2.8 of these by-laws.

          SECTION 4.2 EXECUTIVE COMMITTEE. There shall be an Executive Committee of the Board of Directors of five (5) or more directors, consisting of the Chairman of the Board, the Vice Chairmen of the Board, the President, at least one Vice President, who is a director, and such other directors as may be designated from time to time by and shall serve at the pleasure of the Board of Directors. The Executive Committee shall possess and exercise all the powers of the Board of Directors, excepting the election of directors to fill vacancies, the amendment of the by-laws, the declaration of dividends and such powers as the Board, only by law, is authorized to perform, provided that all action of the Executive Committee shall be reported to the Board for ratification and approval at its meeting next succeeding such action and shall be subject to revision or alteration thereby; provided, however, no rights or acts of third parties shall be affected by such revision. The Chairman of the Board shall preside at all meetings of the Committee and in his absence from any meeting of the Executive Committee, any Vice Chairman, in order of seniority of those present, shall preside, and in the absence of the Chairman, and all Vice Chairmen, the President, shall preside. The presiding officer shall have such powers and perform such acts as the Committee may lawfully delegate to him.

          SECTION 4.3    TRUST MANAGEMENT, POLICY AND INVESTMENT COMMITTEE.
The Trust Management, Policy and Investment Committee shall consist of three (3) or more members, comprised of the senior trust officer of the Bank and such other officers or directors as may be designated from time to time by and shall serve at the pleasure of the Board of Directors. This Committee shall (a) accept or reject all agencies, executorships, trusteeships, or other fiduciary or custodial relationships of the Bank; (b) exercise all power and authority with respect to the making, retention, investment or disposition of all funds held in or for each fiduciary account of the Bank; and
(c) at least once during each period of twelve months, review all the assets held in or for each fiduciary account to determine their safety and current value and the advisability of retaining or disposing of them; and a report of all such reviews, together with the action taken as a result thereof, shall be recorded in the minutes of the Committee's proceedings. This Committee shall have additional duties relating to the Trust Department as may be prescribed from time to time by the Board of Directors.

Amendment
11/18/93
          SECTION 4.4    EXAMINING AND AUDIT COMMITTEE.  The Examining and
Audit Committee of the Board of Directors shall consist of three (3) or more directors, none of whom shall be active officers of the Bank, as may be designated from time to time by and shall serve at the pleasure of the Board of Directors. It shall be the duty of the Committee to monitor and supervise the internal audit staff and to make or cause to be made at least once during each period of twelve months, a suitable examination of the affairs of the Bank. The results of such examination shall be reported to the Board of Directors at its next regular meeting thereafter, and such report shall state whether the Bank is in a sound and solvent condition, whether adequate internal audit controls and procedures are being maintained, and shall recommend to the Board such changes in the manner of doing business as shall seem to the Examining and Auditing Committee to be desirable. The Examining and Audit Committee, upon its own recommendation and with the approval of the Board of Directors, may employ a qualified firm of independent public accountants to make an examination and audit of the Bank at least once a year. If such a procedure is followed, such annual examination and audit of such firm of independent public accountants and the presentation to the Board of Directors of the report of such examination and audit will be deemed sufficient to comply with the requirements of this section of these by-laws.

          SECTION 4.5    CREDIT PROCEDURE AND LOAN AUTHORITY COMMITTEE.

The Credit Procedure and Loan Authority Committee shall consist of three (3) or more directors, as may be designated from time to time by and shall serve at the pleasure of the Board of Directors. This Committee shall exercise authority regarding loan policies and procedures and other matters relating to loans, discounts and extensions of credit by the Bank, including fixing credit authorities of all credit officers. This Committee shall have such additional duties relating to extension of credit as may be prescribed from time to time by the Board of Directors.

          SECTION 4.6 LOAN COMMITTEE. The Loan Committee shall consist of three (3) or more directors, as may be designated from time to time by and shall serve at the pleasure of the Board of Directors. This Committee shall examine, ratify and exercise authority regarding specific loans and extensions of credit by the Bank, including but not limited to examination and ratification of all authorizations for extensions of credit in excess of $250,000. This Committee shall have such additional duties relating to specific extensions of credit as may be prescribed from time to time by the Board of Directors.

          SECTION 4.7 ASSET AND LIABILITY MANAGEMENT COMMITTEE. The Asset and Liability Management Committee shall consist of such directors or officers of the Bank as may be designated from time to time by and shall serve at the pleasure of the Board of Directors. This Committee shall have all power and authority to determine the allocation of the Bank's asset dollars among the loan portfolio, investment portfolio, liquidity account and cash account and to determine all changes in the Bank's portfolio, all subject to such limitations as may be imposed by the Board of Directors from time to time; and, provided, further, that there shall be submitted to the Board of Directors at each meeting a report of all transactions authorized by this Committee since the last Board meeting.

          SECTION 4.8 PERSONNEL POLICY COMMITTEE. The Personnel Policy Committee shall consist of such directors or officers of the Bank as may be designated from time to time by and shall serve at the pleasure of the Board of Directors. This Committee shall appoint and fix the compensation of such officers and members as the Board by resolution shall determine from time to time.

          SECTION 4.9 OTHER COMMITTEES. The Board of Directors may appoint, from time to time, directors or officers of the Bank to such committees of one or more persons, for such purposes and with such powers as the Board of Directors may determine.

                                      ARTICLE V

                                        STOCK

          SECTION 5.1 CERTIFICATES FOR SHARES. Certificates for stock of the Bank shall be in such form as shall be approved by the Board of Directors. They shall state upon their face that the stock of the Bank is transferable only upon the books of the Bank, and shall meet the requirements of the laws of the United States. They shall be numbered in the order of their issue. The seal of the Bank shall be affixed thereto, which seal may be facsimile, engraved or printed. They shall be signed by any two of the following officers: the Chairman of the Board, the President or any Vice President; or by any one of such officers and any one of the following officers: the Secretary, any Assistant Secretary or Assistant Cashier or any Assistant Vice President. If any such certificate is countersigned by a registrar and one of the foregoing officers, the signature of the Chairman of the Board or the President may be facsimile, engraved or printed. In case any officer or officers who shall have signed or whose signature or facsimile signature shall be used on any such certificate or certificates shall cease to be such officer or officers, for whatever cause, before such certificate or certificates shall have been delivered by the Bank, such certificate or certificates may nevertheless, unless otherwise ordered by the Board of Directors, be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer or officers of the Bank.

          SECTION 5.2 TRANSFERS OF STOCK. A transfer book shall be maintained by the Bank in which all assignments and transfers of stock of the Bank shall be made; transfers and assignments of stock of the Bank shall be made only on the books of the Bank, subject to the restrictions and provisions of the laws of the United States. A person in whose name stock of the Bank shall stand on the books of the Bank shall be deemed the owner thereof entitled to receive dividends, to vote as such owner and for all other purposes as respects the Bank. No transfer of stock of the Bank shall be valid as against the Bank, its shareholders and creditors, except to the extent provided by law, until it shall have been entered in the stock records of the Bank by an entry showing from and to whom transferred. When stock of the Bank is transferred, the certificate or certificates thereof shall be returned to the Bank and shall be canceled by the Bank, and a new certificate or certificates shall be issued.

          SECTION 5.3 TRANSFER AND REGISTRY AGENTS. The Bank may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

          SECTION 5.4 REGULATIONS. The Board of Directors may make such rules and regulations as it may deem expedient, not inconsistent with these by-laws, the Articles of Association and the laws of the United States concerning the issue, loss, destruction, transfer and regulation of certificates for stock of the Bank.

                                      ARTICLE VI

                                         SEAL

          SECTION 6.1 FORM. The seal of the Bank shall be circular in form and shall bear the words "Sterling National Bank & Trust Company of New York - Seal".

          SECTION 6.2   AUTHORITY TO THE SEAL.  The Chairman of
the Board, any Vice Chairman of the Board, President, Executive Vice President, Secretary, Trust Officer and such other officers as are authorized by the Board of Directors shall have authority to affix the seal of the Bank and to a attest the same.

                                     ARTICLE VIII

                     CONTRACTS, CHECKS, DRAFTS, REAL ESTATE, ETC.

          SECTION 7.1 CONTRACTS, CHECKS, DRAFTS, ETC. All contracts, checks, drafts, invoices, advices for payment or transfer of funds, orders for the delivery of securities, letters of credit, acceptances, certificates of deposit, bills of exchange, money orders, certifications, endorsements of bills of lading, warehouse receipts or insurance policies, or certificates, guaranties of signatures on assignments of stock, or transfers and conveyances of real estate title which is vested in the Bank, and all other documents or instruments signed or executed for or in behalf of the Bank, except as otherwise required by these by-laws.

                                     ARTICLE VIII

                                      AMENDMENTS

          These by-laws may be altered, amended, supplemented or repealed, or new by-laws may be adopted, by the affirmative vote of a majority of the whole Board of Directors at any regular or special meeting of the Board. No change in these by-laws may be made unless the same is consistent with the requirement of the laws of the United States and of the Articles of Association.

                                                                   Exhibit T-1.6


    The consent of the trustee required by Section 321 (b)
                          of the Act.

Sterling National Bank
430 Park Avenue
New York, NY 10022



March 19, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549



Ladies and Gentlemen:



Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, Sterling National Bank ("Sterling") hereby consents that reports of examinations of Sterling by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



Very truly yours,


STERLING NATIONAL BANK


By: /s/ Kenneth J. Marte
   ------------------
   Name: Kenneth J. Marte
   Title: Vice President & Senior Trust Officer

[LETTERHEAD]



December 6, 1996


Jerrold Gilbert, Esq.
Executive Vice President and General Counsel
Sterling National Bank
540 Madison Avenue at 55th Street
New York, New York 10022-3299


Re: Change in Corporate Title - Sterling National Bank & Trust Company of New York (Bank).

Dear Mr. Gilbert:


The Office of the Comptroller of the Currency (OCC) has received your letter dated November 21, 1996, concerning the change and amendment to Article First of the above-referenced Bank's Articles of Association. The OCC has amended its records to reflect that effective November 21, 1996, the corporate title of "STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK," Charter Number 13295 was changed to "STERLING NATIONAL BANK."

You are reminded that the OCC does not approve national bank name changes nor does it maintain official titles or the retention of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the Bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

A copy of the amended Article as accepted for filing is enclosed for the Bank's records.

Very truly yours,

/s/ Michael G. Tiscia
--------------------
Michael G. Tiscia
Licensing Manager

Charter No.: 13295
Control No.: 96 NE 04 008

Enclosure

                                                                       [STAMP]

                     ACTION TAKEN WITHOUT A MEETING UPON CONSENT
                               OF SOLE SHAREHOLDER OF
                  STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK

     WHEREAS, Sterling National Bank & Trust Company of New York ("Bank") is a national banking association, organized and operating the laws of the United States of America; and

     WHEREAS, Sterling Bancorp is the sole shareholder and the owner of all of the 358,526 issued and outstanding shares of Common Stock of Bank; and

     WHEREAS, the Articles of Association of Bank provide that the title of Bank and the name under which it shall carry on the business of banking, under the laws of the United States, shall be "Sterling National Bank & Trust Company of New York"; and

     WHEREAS, it is deemed to be in the best interests of the Bank that its name be changed from "Sterling National Bank & trust Company of New York" to "Sterling National Bank";

     NOW, THEREFORE, be it

     RESOLVED, that the Articles of Association of Sterling National Bank & Trust Company of New York be amended, effective close of business November 21, 1996, to delete Paragraph First thereof and insert in lieu thereof the following Paragraph First:

     "FIRST: The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be Sterling National Bank."

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed in its corporate name by its Chairman and its seal affixed hereunto as of the 21st day of November, 1996.

                                        STERLING BANCORP

                                        By  /s/ [ILLEGIBLE]
                                            --------------------------------
                                                 Chairman

ATTEST:

/s/ [ILLEGIBLE]
-----------------------------------
      Secretary

                              PREAMBLES AND RESOLUTIONS

     WHEREAS, Sterling Bancorp, the sole shareholder and owner of all of the 358,526 issued and outstanding shares of Common Stock of Sterling National Bank & Trust Company of New York ("Bank"), a national banking association, consented to amend the Articles of Association of Bank to change the name of Bank from "Sterling National Bank & Trust Company of New York" to "Sterling National Bank"; and

     WHEREAS, it is deemed to be in the best interests of Bank that the title of the Bank under which it shall carry on the business of banking under the laws of the United States, shall be Sterling National Bank;

     NOW, THEREFORE, be it

     RESOLVED, that the Articles of Association of Sterling National Bank & Trust Company of New York be amended, effective close of business November 21, 1996, to delete Paragraph First thereof and insert in lieu thereof the following Paragraph First:

     "FIRST: The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "Sterling National Bank"; and it is further

     RESOLVED, that the officers of the Association are authorized and directed to do all other acts and execute all other documents as may be necessary or appropriate to effectuate the purposes and intent of the foregoing Resolution.

[LETTERHEAD]



December 6, 1996


Jerrold Gilbert, Esq.
Executive Vice President and General Counsel
Sterling National Bank
540 Madison Avenue at 55th Street
New York, New York 10022-3299


Re: Change in Corporate Title - Sterling National Bank & Trust Company of New York (Bank).

Dear Mr. Gilbert:

The Office of the Comptroller of the Currency (OCC) has received your letter dated November 21, 1996, concerning the change and amendment to Article First of the above-referenced Bank's Articles of Association. The OCC has amended its records to reflect that effective November 21, 1996, the corporate title of "STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK," Charter Number 13295 was changed to "STERLING NATIONAL BANK."

You are reminded that the OCC does not approve national bank name changes nor does it maintain official titles or the retention of alternate titles. The use of other titles or the retention of the rights to any previously used title is the responsibility of the Bank's board of directors. Legal counsel should be consulted to determine whether or not the new title, or any previously used title, could be challenged by competing institutions under the provisions of federal or state law.

A copy of the amended Article as accepted for filing is enclosed for the Bank's records.


Very truly yours,


/s/ Michael G. Tiscia
Michael G. Tiscia
Licensing Manager

Charter No.: 13295
Control No.: 96 NE 04 008

Enclosure

                    ACTION TAKEN WITHOUT A MEETING UPON CONSENT
                               OF SOLE SHAREHOLDER OF
                 STERLING NATIONAL BANK & TRUST COMPANY OF NEW YORK


     WHEREAS, Sterling National Bank & Trust Company of New York ("Bank") is a national banking association, organized and operating the laws of the United States of America; and

     WHEREAS, Sterling Bancorp is the sole shareholder and the owner of all of the 358,526 issued and outstanding shares of Common Stock of Bank; and

     WHEREAS, the Articles of Association of Bank provide that the title of Bank and the name under which it shall carry on the business of banking, under the laws of the United States, shall be "Sterling National Bank & Trust Company of New York"; and

     WHEREAS, it is deemed to be in the best interests of the Bank that its name be changed from "Sterling National Bank & trust Company of New York" to "Sterling National Bank";

     NOW, THEREFORE, be it

     RESOLVED, that the Articles of Association of Sterling National Bank & Trust Company of New York be amended, effective close of business November 21, 1996, to delete Paragraph First thereof and insert in lieu thereof the following Paragraph First:

     "FIRST: The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be Sterling National Bank."

     IN WITNESS WHEREOF, the undersigned has Caused this Consent to be executed in its corporate name by its Chairman and its seal affixed hereunto as of the 21st day of November, 1996.

                                                   STERLING BANCORP

                                                   By:/s/ Louis Rappelli
                                                      ------------------
                                                             Chairman


ATTEST:


/s/ [ILLEGIBLE]
--------------------
      Secretary

                      PREAMBLES AND RESOLUTIONS

     WHEREAS, Sterling Bancorp, the sole shareholder and owner of all of the 358,526 issued and outstanding shares of Common Stock of Sterling National Bank & Trust Company of New York ("Bank"), a national banking association, consented to amend the Articles of Association of Bank to change the name of Bank from "Sterling National Bank & Trust Company of New York" to "Sterling National Bank"; and

     WHEREAS, it is deemed to be in the best interests of Bank that the title of the Bank under which it shall carry on the business of banking under the laws of the United States, shall be Sterling National Bank;

     NOW, THEREFORE, be it

     RESOLVED, that the Articles of Association of Sterling National Bank & Trust Company of New York be amended, effective close of business November 21, 1996, to delete Paragraph First thereof and insert in lieu thereof the following Paragraph First:

     "FIRST: The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be 'Sterling National Bank'"; and it is further

     RESOLVED, that the officers of the Association are authorized and directed to do all other acts and execute all other documents as may be necessary or appropriate to effectuate the purposes and intent of the foregoing
     Resolution.

                                   EXHIBIT T-1.7


FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number:  3064-0052

                                Office of the Comptroller of the Currency
                                OMB Number:  1557-0081

[LOGO]                          Expires March 31, 2000

                                Please refer to page i, Table of Contents, --- for the required disclosure of estimated |1|
                                burden.                                     ---


--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                                   (970930)
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1997               ------------
                                                                  (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I,  John W. Tietjen, Sr. Vice President and Controller
   ------------------------------------------------------
   NAME AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ John W. Tietjen
------------------------------------------------------
SIGNATURE OF OFFICER AUTHORIZED TO SIGN REPORT



10/28/97
------------------------------------------------------
DATE OF SIGNATURE


The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ Louis Rappelli
------------------------------------------------------
DIRECTOR (TRUSTEE)


/s/ [ILLEGIBLE]
------------------------------------------------------
DIRECTOR (TRUSTEE)


/s/[ILLEGIBLE]
------------------------------------------------------
DIRECTOR (TRUSTEE)



--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank that had $50 MILLION OR MORE IN TOTAL ASSETS as of June 30, 1996, must prepare its Reports of Condition and Income either:

(a) in automated form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
     (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For this report date only, ALL OTHER BANKS (i.e., banks not required to file reports in automated form) are permitted to submit hard-copy forms directly to the appropriate banking agency. State member banks should return the original and one copy to the appropriate Federal Reserve District Bank. National and state nonmember banks should return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If an overnight delivery system is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, banks whose reports are filed in automated form with EDS should attach this signature page to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number |0|7|2|2|0|
                       -------------
                        (RCRI 9050)

CALL NO. 201         31       09-30-97

STBK:  36-5460  00372  STCERT:  36-07220

STERLING NATIONAL BANK
430 PARK AVENUE
MANHATTAN
NEW YORK CITY, NY  10022

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legal Title of Bank:     STERLING NATIONAL BANK               Call Date: 9/30/97
Address:                 430 PARK AVENUE                ST-BK  36-5460 FFIEC 031
City, State   Zip:       NEW YORK CITY, NY 10022                       Page RC-1
FDIC Certificate No.:    |0|7|2|2|0|
                         -----------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 1997

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.



SCHEDULE RC--BALANCE SHEET

                                                                                                                   ----------
                                                                                                                   |    C400 |(--
                                                                                                         ----------|---------|
                                                                        Dollar Amounts in Thousands      |RCFD  Bil  Mil Thou|
-----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                   |///////////////////|
 1.  Cash and balances due from depository institutions (from Schedule RC-A):                            |///////////////////|
     a.   Noninterest-bearing balances and currency and coin(1)  . . . . . . . . . . . . . . . . . . . . |0081         31,480| 1.a.
     b.   Interest-bearing balances(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |0071          3,010| 1.b.
 2.  Securities:                                                                                         |////////////////// |
     a.   Held-to-maturity securities (from Schedule RC-B, column A) . . . . . . . . . . . . . . . . . . |1754        249,066| 2.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D) . . . . . . . . . . . . . . . . . |1773         54,280| 2.b.
 3.  Federal funds sold and securities purchased under agreements to resell. . . . . . . . . . . . . . . |1350          8,000| 3.
 4.  Loans and lease financing receivables:                                                              |///////////////////|
     a.   Loans and leases, net of unearned income (from schedule RC-C). . . .   | RCFD 2122 |    446,232|///////////////////| 4.a.
     b.   LESS:  Allowance for loan and lease losses . . . . . . . . . . . . .   | RCFD 3123 |      6,935|///////////////////| 4.b.
     c.   LESS:  Allocated transfer risk reserve . . . . . . . . . . . . . . .   | RCFD 3128 |          0|///////////////////| 4.c.
     d.   Loans and leases, net of unearned income,                                                      |///////////////////|
          allowance, and reserve (item 4.a minus 4.b and 4.c). . . . . . . . . . . . . . . . . . . . . . |2125        439,297| 4.d.
 5.  Trading assets (from Schedule RC-D) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |3545              0| 5.
 6.  Premises and fixed assets (including capitalized leases). . . . . . . . . . . . . . . . . . . . . . |2145          7,110| 6.
 7.  Other real estate owned (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . . |2150            758| 7.
 8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M). . . . . . |2130              0| 8.
 9.  Customers' liability to this bank on acceptances outstanding. . . . . . . . . . . . . . . . . . . . |2155          1,421| 9.
10.  Intangible assets (from Schedule RC-M). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |2143              0| 10.
11.  Other assets (from Schedule RC-F) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |2160         12,013| 11.
12.  Total assets (sum of items 1 through 11). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |2170        806,435| 12.
----------------------------                                                                             ---------------------
 (1) Includes cash items in process of collection and unposted debits.
 (2) Includes time certificates of deposit not held for trading.


Legal Title of Bank:   STERLING NATIONAL BANK                Call Date: 9/30/97
Address:               430 PARK AVENUE                 ST-BK: 36-5460 FFIEC 031
City, State Zip:       NEW YORK CITY, NY 10022                        Page RC-2
FDIC Certificate No:   |0|7|2|2|0|
                       -----------

SCHEDULE RC--CONTINUED

                                                                                               ---------------------------
                                                                   Dollar Amounts in Thousands |////////  Bil  Mil  Thou |
-------------------------------------------------------------------------------------------------------------------------|
LIABILITIES                                                                                    |/////////////////////////|
13. Deposits:                                                                                  |/////////////////////////|
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,               |/////////////////////////|
       part I). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .|RCON 2200         616,646|13.a.
                                                                      -------------------------|/////////////////////////|
       (1) Noninterest-bearing(1) . . . . . . . . . . . . . . . . .  |RCON 6631        102,238 |/////////////////////////|13.a.(1)
       (2) Interest-bearing . . . . . . . . . . . . . . . . . . . .  |RCON 6636        514,408 |/////////////////////////|13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      |/////////////////////////|
       part II) . . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . . . |RCFN 2200           2,710|13.b.
                                                                      -------------------------|/////////////////////////|
       (1) Noninterest-bearing. . . . . . . . . . . . . . . . . . . . |RCFN 6631              0|/////////////////////////|13.b.(1)
       (2) Interest-bearing . . . . . . . . . . . . . . . . . . . . . |RCFN 6636          2,710|/////////////////////////|13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase . . . . . . . . |RCFD 2800          64,923|14.
15. a. Demand notes issued to the U.S. Treasury . . . . . . . . . . .  . . . . . . . . . . . . |RCON 2840           4,126|15.a.
    b. Trading liabilities (from Schedule RC-D) . . . . . . . . . . .  . . . . . . . . . . . . |RCFD 3548               0|15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under                 |/////////////////////////|
    capitalized leases):                                                                       |/////////////////////////|
    a. With a remaining maturity of one year or less. . . . . . . . .  . . . . . . . . . . . . |RCFD 2332           3,500|16.a.
    b. With a remaining maturity of more than one year through three years . . . . . . . . . . |RCFD A547          13,200|16.b.
    c. With a remaining maturity of more than three years. . . . . . . . . . . . . . . . . . . |RCFD A548           1,050|16.c.
17. Not applicable                                                                             |/////////////////////////|
18. Bank's liability on acceptances executed and outstanding . . . . . . . . . . . . . . . . . |RCFD 2920           1,421|18.
19. Subordinated notes and debentures(2) . . . . . . . . . . . . . . . . . . . . . . . . . . . |RCFD 3200               0|19.
20. Other liabilities (from Schedule RC-G) . . . . . . . . . . . . . . . . . . . . . . . . . . |RCFD 2930          46,108|20.
21. Total liabilities (sum of items 13 through 20) . . . . . . . . . . . . . . . . . . . . . . |RCFD 2948         753,684|21.
22. Not applicable                                                                             |/////////////////////////|
EQUITY CAPITAL                                                                                 |/////////////////////////|
23. Perpetual preferred stock and related surplus. . . . . . . . . . . . . . . . . . . . . . . |RCFD 3838               0|23.
24. Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . |RCFD 3230          17,926|24.
25. Surplus (exclude all surplus related to preferred stock) . . . . . . . . . . . . . . . . . |RCFD 3839          19,763|25.
26. a. Undivided profits and capital reserves. . . . . . . . . . . . . . . . . . . . . . . . . |RCFD 3632          14,929|26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities. . . . . . . . . |RCFD 8434             133|26.b.
27. Cumulative foreign currency translation adjustments. . . . . . . . . . . . . . . . . . . . |RCFD 3284               0|27.
28. Total equity capital (sum of items 23 through 27) . . . . . . . .  . . . . . . . . . . . . |RCFD 3210          52,751|28.
29. Total liabilities and equity capital (sum of items 21 and 28). . . . . . . . . . . . . . . |RCFD 3300         806,435|29.
                                                                                               ---------------------------

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best describes the most                 Number
    comprehensive level of auditing work performed for the bank by independent external auditors         -----------------
    as of any date during 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .|RCFD 6724    N/A|M.1.
                                                                                                         -----------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

--------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:   STERLING NATIONAL BANK               Call Date: 9/30/97
Address:               430 PARK AVENUE                ST-BK: 36-5460 FFIEC 031
City, State Zip:       NEW YORK CITY, NY 10022                       Page RC-3
FDIC Certificate No:   07220

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                                                ---------
                                                                                                               |  C405   | (--
                                                                             |---------------------------------|---------|
                                                                             |    (Column A)       |     (Column B)      |
                                                                             |   Consolidated      |      Domestic       |
                                                                             |       Bank          |       Offices       |
                                                                             |---------------------|---------------------|
                                                  Dollar Amounts in Thousands| RCFD   Bil Mil Thou | RCON   Bil Mil Thou |
-----------------------------------------------------------------------------|---------------------|---------------------|
1.  Cash items in process of collection, unposted debits, and currency and   | /////////////////// | /////////////////// |
    coin . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 0022         26,613 | /////////////////// | 1.
    a.  Cash items in process of collection and unposted debits. . . . . . . | /////////////////// | 0200         24,722 | 1.a.
    b.  Currency and coin. . . . . . . . . . . . . . . . . . . . . . . . . . | /////////////////// | 0080          1,841 | 1.b.
2.  Balances due from depository institutions in the U.S.. . . . . . . . . . | /////////////////// | 0082          2,672 | 2.
    a.  U.S. branches and agencies of foreign banks (including their IBFs) . | 0083              0 | /////////////////// | 2.a.
    b.  Other commercial banks in the U.S. and other depository institutions | /////////////////// | /////////////////// |
        in the U.S. (including their IBFs) . . . . . . . . . . . . . . . . . | 0085          5,382 | /////////////////// | 2.b.
3.  Balances due from banks in foreign countries and foreign central banks . | /////////////////// | 0070          1,103 | 3.
    a.  Foreign branches of other U.S. banks . . . . . . . . . . . . . . . . | 0073              0 | /////////////////// | 3.a.
    b.  Other banks in foreign countries and foreign central banks . . . . . | 0074          1,103 | /////////////////// | 3.b.
4.  Balances due from Federal Reserve Banks. . . . . . . . . . . . . . . . . | 0090          1,392 | 0090          1,392 | 4.
5.  Total (sum of items 1 through 4) (total of column A must equal           | /////////////////// | /////////////////// |
    Schedule RC, sum of items 1.a and 1.b) . . . . . . . . . . . . . . . . . | 0010         34,490 | 0010         31,780 | 5.
                                                                             ---------------------------------------------


                                                                                                    ----------------------
Memorandum                                                             Dollar Amounts in Thousands | RCON   Bil Mil Thou |
-------------------------------------------------------------------------------------------------------------------------|
1.  Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,        | /////////////////// |
    Column B above). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 0500          2,372 | M.1.
                                                                                                   -----------------------

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                                                                    ---------- (--
                                                                                                                    |  C410  |
                                         |--------------------------------------------------------------------------|--------|
                                         |              Held-to-maturity           |         Available-for-sale              |
                                         |-----------------------------------------|-----------------------------------------|
                                         |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                         |   Amortized Cost   |     Fair Value     |   Amortized Cost   |     Fair Value     |
                                         |--------------------|--------------------|--------------------|--------------------|
            Dollar Amounts in Thousands  | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
-----------------------------------------|--------------------|--------------------|--------------------|--------------------|
1.   U.S. Treasury securities . . . . .  | 0211             0 | 0213             0 | 1286        19,916 | 1287        20,076 | 1.
2.   U.S. Government agency obligations  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
     (exclude mortgage-backed            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
     securities):                        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
     a.  Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
         ment agencies(2) . . . . . . .  | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
     b.  Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
         Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
         agencies(3). . . . . . . . . .  | 1294             0 | 1295             0 | 1297             0 | 1298             0 | 2.b.
                                         ------------------------------------------------------------------------------------


---------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:     STERLING NATIONAL BANK              Call Date:  9/30/97
Address:                 430 PARK AVENUE              ST-BK:  36-5460  FFIEC 031
City, State   Zip:       NEW YORK CITY, NY  10022                      Page RC-4
FDIC Certificate No.:    |0|7|2|2|0|
                         ----------

SCHEDULE RC-B--CONTINUED



                                      |-----------------------------------------------------------------------------|
                                      |            Held-to-maturity         |       Available-for-sale              |
                                      |-----------------------------------------------------------------------------|
                                      |    (Column A)    |    (Column B)    |    (Column C)     |    (Column D)     |
                                      |  Amortized Cost  |    Fair Value    |  Amortized Cost   |  Fair Value(1)    |
                                      |------------------|------------------|-------------------|-------------------|
          Dollar Amounts in Thousands | RCFD Bil Mil Thou| RCFD Bil Mil Thou| RCFD Bil Mil Thou | RCFD Bil Mil Thou |
--------------------------------------------------------------------------------------------------------------------
3.  Securities issued by states       | //////////////// | //////////////// | ///////////////// | ///////////////// |
    and political subdivisions        | //////////////// | //////////////// | ///////////////// | ///////////////// |
    in the U.S.:                      | //////////////// | //////////////// | ///////////////// | ///////////////// |
    a.  General obligations . . . . . | 1676           0 | 1677           0 | 1678        1,019 | 1679        1,035 | 3.a.
    b.  Revenue obligations . . . . . | 1681           0 | 1686           0 | 1690            0 | 1691            0 | 3.b.
    c.  Industrial development        | //////////////// | //////////////// | ///////////////// | ///////////////// |
        and similar obligations . . . | 1694           0 | 1695           0 | 1696            0 | 1697            0 | 3.c.
4.  Mortgage-backed                   | //////////////// | //////////////// | ///////////////// | ///////////////// |
    securities (MBS):                 | //////////////// | //////////////// | ///////////////// | ///////////////// |
    a.  Pass-through securities:      | //////////////// | //////////////// | ///////////////// | ///////////////// |
        (1) Guaranteed by             | //////////////// | //////////////// | ///////////////// | ///////////////// |
            GNMA  . . . . . . . . . . | 1698      54,012 | 1699      54,211 | 1701       13,342 | 1702       13,503 | 4.a.(1)
        (2) Issued by FNMA            | //////////////// | //////////////// | ///////////////// | ///////////////// |
            and FHLMC . . . . . . . . | 1703     192,304 | 1705     191,392 | 1706       13,713 | 1707       13,621 | 4.a.(2)
        (3) Other pass-through        | //////////////// | //////////////// | ///////////////// | ///////////////// |
            securities  . . . . . . . | 1709           0 | 1710           0 | 1711            0 | 1713            0 | 4.a.(3)
    b.  Other mortgage-backed         | //////////////// | //////////////// | ///////////////// | ///////////////// |
        securities (include CMOs,     | //////////////// | //////////////// | ///////////////// | ///////////////// |
        REMICs, and stripped          | //////////////// | //////////////// | ///////////////// | ///////////////// |
        MBS):                         | //////////////// | //////////////// | ///////////////// | ///////////////// |
        (1) Issued or guaranteed      | //////////////// | //////////////// | ///////////////// | ///////////////// |
            by FNMA, FHLMC,           | //////////////// | //////////////// | ///////////////// | ///////////////// |
            or GNMA . . . . . . . . . | 1714           o | 1715           0 | 1716            0 | 1717            0 | 4.b.(1)
        (2) Collateralized            | //////////////// | //////////////// | ///////////////// | ///////////////// |
            by MBS issued or          | //////////////// | //////////////// | ///////////////// | ///////////////// |
            guaranteed by FNMA,       | //////////////// | //////////////// | ///////////////// | ///////////////// |
            FHLMC, or GNMA  . . . . . | 1718           0 | 1719           0 | 1731            0 | 1732            0 | 4.b.(2)
        (3) All other mortgage-backed | //////////////// | //////////////// | ///////////////// | ///////////////// |
            securities  . . . . . . . | 1733           0 | 1734           0 | 1735            0 | 1736            0 | 4.b.(3)
5.  Other debt securities:            | //////////////// | //////////////// | ///////////////// | ///////////////// |
    a.  Other domestic debt           | //////////////// | //////////////// | ///////////////// | ///////////////// |
        securities  . . . . . . . . . | 1737           0 | 1738           0 | 1739            0 | 1741            0 | 5.a.
    b.  Foreign debt                  | //////////////// | //////////////// | ///////////////// | ///////////////// |
        securities  . . . . . . . . . | 1742       2,750 | 1743       2,750 | 1744            0 | 1746            0 | 5.b.
6.  Equity securities:                | //////////////// | //////////////// | ///////////////// | ///////////////// |
    a.  Investments in mutual         | //////////////// | //////////////// | ///////////////// | ///////////////// |
        funds and other equity        | //////////////// | //////////////// | ///////////////// | ///////////////// |
        securities with readily       | //////////////// | //////////////// | ///////////////// | ///////////////// |
        determinable fair values  . . | //////////////// | //////////////// | A510           10 | A511           10 | 6.a.
    b.  All other equity              | //////////////// | //////////////// | ///////////////// | ///////////////// |
        securities (1)  . . . . . . . | //////////////// | //////////////// | 1752        6,035 | 1753        6,035 | 6.b.
7.  Total (sum of items 1             | //////////////// | //////////////// | ///////////////// | ///////////////// |
    through 6) (total of              | //////////////// | //////////////// | ///////////////// | ///////////////// |
    column A must equal               | //////////////// | //////////////// | ///////////////// | ///////////////// |
    Schedule RC, item 2.a.)           | //////////////// | //////////////// | ///////////////// | ///////////////// |
    (total of column D must           | //////////////// | //////////////// | ///////////////// | ///////////////// |
    equal Schedule RC,                | //////////////// | //////////////// | ///////////////// | ///////////////// |
    item 2.b) . . . . . . . . . . . . | 1754     249,066 | 1771     248,353 | 1772       54,035 | 1773       54,280 | 7.
                                      -------------------------------------------------------------------------------
-------------
(1)  Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank:  STERLING NATIONAL BANK                  Call Date: 9/30/97
Address:              430 PARK AVENUE                            ST-BK:  36-5460
City, State  Zip:     NEW YORK CITY, NY  10022                         FFIEC 031
FDIC Certificate No.: |0|7|2|2|0|                                      Page RC-5
                      -----------

SCHEDULE RC-B--CONTINUED

                                                                                                              ----------
Memoranda                                                                                                     |  C412  | (--
                                                                                                   --------------------
                                                                       Dollar Amounts in Thousands | RCFD Bil Mil Thou |
------------------------------------------------------------------------------------------------------------------------
1.  Pledged securities(1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 0416      113,593 | M.1
2.  Maturity and repricing data for debt securities (1), (2) (excluding those in                   | ///////////////// |
    nonaccrual status):                                                                            | ///////////////// |
    a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political  | ///////////////// |
       subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through     | ///////////////// |
       securities other than those backed by closed-end first lien 1-4 family residential          | ///////////////// |
       mortgages with a remaining maturity or repricing frequency of:(3)(4)                        | ///////////////// |
       (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | A549            0 | M.2.a.(1)
       (2) Over three months through 12 months  . . . . . . . . . . . . . . . . . . . . . . . . .  | A550       12,274 | M.2.a.(2)
       (3) Over one year through three years  . . . . . . . . . . . . . . . . . . . . . . . . . .  | A551       21,505 | M.2.a.(3)
       (4) Over three years through five years  . . . . . . . . . . . . . . . . . . . . . . . . .  | A552          368 | M.2.a.(4)
       (5) Over five years through 15 years . . . . . . . . . . . . . . . . . . . . . . . . . . .  | A553        1,167 | M.2.a.(5)
       (6) Over 15 years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | A554            0 | M.2.a.(6)
    b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential     | ///////////////// |
       mortgages with a remaining maturity or repricing frequency of:(3)(5)                        | ///////////////// |
       (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | A555        4,785 | M.2.b.(1)
       (2) Over three months through 12 months  . . . . . . . . . . . . . . . . . . . . . . . . .  | A556            0 | M.2.b.(2)
       (3) Over one year through three years  . . . . . . . . . . . . . . . . . . . . . . . . . .  | A557            0 | M.2.b.(3)
       (4) Over three years through five years  . . . . . . . . . . . . . . . . . . . . . . . . .  | A558        6,978 | M.2.b.(4)
       (5) Over five years through 15 years . . . . . . . . . . . . . . . . . . . . . . . . . . .  | A559      130,551 | M.2.b.(5)
       (6) Over 15 years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | A560      119,673 | M.2.b.(6)
    c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage  | ///////////////// |
       pass-through securities) with an expected average life of:(6)                               | ///////////////// |
       (1) Three years or less  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | A561            0 | M.2.c.(1)
       (2) Over three years . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | A562            0 | M.2.c.(2)
    d. Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one year or less  | ///////////////// |
       (included in Memorandum items 2.a through 2.c above) . . . . . . . . . . . . . . . . . . .  | A248       11,023 | M.2.d.
3.-6.  Not applicable                                                                              | ///////////////// |
7.  Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or     | ///////////////// |
    trading securities during the calendar year-to-date (report the amortized cost at date of sale | ///////////////// |
    or transfer)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 1778            0 | M.7.
8.  High-risk mortgage securities (included in the held-to-maturity and available-for-sale         | ///////////////// |
    accounts in Schedule RC-B, item 4.b):                                                          | ///////////////// |
    a. Amortized cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 8780            0 | M.8.a.
    b. Fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 8781            0 | M.8.b.
9.  Structured notes (included in the held-to-maturity and available-for-cost accounts in          | ///////////////// |
    Schedule RC-B, items 2, 3, and 5):                                                             | ///////////////// |
    a. Amortized cost . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 8782            0 | M.9.a.
    b. Fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  | 8783            0 | M.9.b.
                                                                                                   ---------------------

--------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a. that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a., columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:  STERLING NATIONAL BANK                 Call Date: 9/30/97
Address:              430 PARK AVENUE                  ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY 10022                         Page RC-6
FDIC Certificate No.: |0|7|2|2|0|
                      ----------

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I.  LOANS AND LEASES


Do not deduct the allowance for loan and lease losses from amounts reported in this schedule.
Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                            -----------
                                                                                            |  C415   | ( --
                                                            ------------------------------------------|
                                                            |     (Column A)     |     (Column B)     |
                                                            |    Consolidated    |      Domestic      |
                                                            |        Bank        |      Offices       |
                                                            |------------------- |--------------------|
                           Dollar Amounts in Thousands      | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
-------------------------------------------------------------------------------- ---------------------|
                                                            |                    |                    |
 1.  Loans secured by real estate.......................... | 1410        72,161 | ////////////////// | 1.
     a.  Construction and land development................. | ////////////////// | 1415         1,117 | 1.a.
     b.  Secured by farmland (including farm residential    | ////////////////// | ////////////////// |
         and other improvements)........................... | ////////////////// | 1420             0 | 1.b.
     c.  Secured by 1-4 family residential properties:      | ////////////////// | ////////////////// |
         (1)  Revolving, open-end loans secured by 1-4      | ////////////////// | ////////////////// |
              family residential properties and extended    | ////////////////// | ////////////////// |
              under lines of credit........................ | ////////////////// | 1797             0 | 1.c.(1)
         (2)  All other loans secured by 1-4 family         | ////////////////// | ////////////////// |
              residential properties:                       | ////////////////// | ////////////////// |
              (a)  Secured by first liens.................. | ////////////////// | 5367        43,954 | 1.c.(2)(a)
              (b)  Secured by junior liens................. | ////////////////// | 5368         6,110 | 1.c.(2)(b)
     d.  Secured by multifamily (5 or more) residential     | ////////////////// | ////////////////// |
         properties........................................ | ////////////////// | 1460         2,561 | 1.d.
     e.  Secured by nonfarm nonresidential properties...... | ////////////////// | 1480        18,419 | 1.e.
 2.  Loans to depository institutions:                      | ////////////////// | ////////////////// |
     a.  To commercial banks in the U.S. .................. | ////////////////// | 1505             0 | 2.a.
         (1)  To U.S. branches and agencies of foreign      | ////////////////// | ////////////////// |
              banks........................................ | 1506             0 | ////////////////// | 2.a.(1)
         (2)  To other commercial banks in the U.S. ....... | 1507             0 | ////////////////// | 2.a.(2)
     b.  To other depository institutions in the U.S. ..... | 1517             0 | 1517             0 | 2.b.
     c.  To banks in foreign countries..................... | ////////////////// | 1510             0 | 2.c.
         (1)  To foreign branches of other U.S. banks...... | 1513             0 | ////////////////// | 2.c.(1)
         (2)  To other banks in foreign countries.......... | 1516             0 | ////////////////// | 2.c.(2)
 3.  Loans to finance agricultural production and other     | ////////////////// | ////////////////// |
     loans to farmers...................................... | 1590             0 | 1590             0 | 3.
 4.  Commercial and industrial loans:                       | ////////////////// | ////////////////// |
     a.  To U.S. addressees (domicile)..................... | 1763       315,606 | 1763       315,606 | 4.a.
     b.  To non-U.S. addressees (domicile)................. | 1764             0 | 1764             0 | 4.b.
 5.  Acceptances of other banks:                            | ////////////////// | ////////////////// |
     a.  Of U.S. banks..................................... | 1756             0 | 1756             0 | 5.a.
     b.  Of foreign banks.................................. | 1757             0 | 1757             0 | 5.b.
 6.  Loans to individuals for household, family, and other  | ////////////////// | ////////////////// |
     personal expenditures (i.e., consumer loans)           | ////////////////// | ////////////////// |
     (includes purchased paper)............................ | ////////////////// | 1975        16,157 | 6.
     a.  Credit cards and related plans (includes check     | ////////////////// | ////////////////// |
         credit and other revolving credit plans).......... | 2008         4,838 | ////////////////// | 6.a.
     b.  Other (includes single payment, installment,       | ////////////////// | ////////////////// |
         and all student loans)............................ | 2011        11,319 | ////////////////// | 6.b.
 7.  Loans to foreign governments and official              | ////////////////// | ////////////////// |
     institutions (including foreign central banks)........ | 2081           789 | 2081             0 | 7.
 8.  Obligations (other than securities and leases)         | ////////////////// | ////////////////// |
     of states and political subdivisions in the U.S.       | ////////////////// | ////////////////// |
     (includes nonrated industrial development              | ////////////////// | ////////////////// |
     obligations).......................................... | 2107             0 | 2107             0 | 8.
 9.  Other loans........................................... | 1563             0 | ////////////////// | 9.
     a.  Loans for purchasing or carrying securities        | ////////////////// | ////////////////// |
         (secured and unsecured)........................... | ////////////////// | 1545             0 | 9.a.
     b.  All other loans (exclude consumer loans).......... | ////////////////// | 1564             0 | 9.b.
10.  Lease financing receivables (net of unearned income).. | ////////////////// | 2165        41,519 | 10.
     a.  Of U.S. addressees (domicile)..................... | 2182        41,519 | ////////////////// | 10.a.
     b.  Of non-U.S. addressees (domicile)................. | 2183             0 | ////////////////// | 10.b.
11.  LESS:  Any unearned income on loans reflected in       | ////////////////// | ////////////////// |
     items 1-9 above....................................... | 2123             0 | 2123             0 | 11.
12.  Total loans and leases, net of unearned income         | ////////////////// | ////////////////// |
     (sum of items 1 through 10 minus item 11) (total of    | ////////////////// | ////////////////// |
     column A must equal Schedule RC, item 4.a)............ | 2122       446,232 | 2122       445,443 | 12.
                                                            -------------------------------------------

Legal Title of Bank:  STERLING NATIONAL BANK                 Call Date: 9/30/97
Address:              430 PARK AVENUE                  ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY 10022                         Page RC-7
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RC-C--CONTINUED
PART I.  CONTINUED


Memoranda                                                   ----------------------
                           Dollar Amounts in Thousands      | ///// Bil Mil Thou |
----------------------------------------------------------------------------------
                                                            |                    |
 1.  Not applicable                                         | ////////////////// |
 2.  Loans and leases restructured and in compliance with   | ////////////////// |
     modified terms (included in Schedule RC-C, part I,     | ////////////////// |
     above and not reported as past due or nonaccrual       | ////////////////// |
     in Schedule RC-N, Memorandum item 1):                  | ////////////////// |
     a.  Loans secured by real estate:                      | ////////////////// |
         (1)  To U.S. addressees (domicile)................ | RCFD 1687        0 | M.2.a.(1)
         (2)  To non-U.S. addressees (domicile)............ | RCFD 1689        0 | M.2.a.(2)
     b.  All other loans and all lease financing            | ////////////////// |
         receivables (exclude loans to individuals for      | ////////////////// |
         household, family, and other personal              | ////////////////// |
         expenditures)..................................... | RCFD 8691        0 | M.2.b.
     c.  Commercial and industrial loans to and lease       | ////////////////// |
         financing receivables of non-U.S. addresses        | ////////////////// |
         (domicile) included in Memorandum item 2.b above.. | RCFD 8692        0 | M.2.c.
 3.  Maturity and repricing data for loans and leases       | ////////////////// |
     (excluding those in nonaccrual status):                | ////////////////// |
     a.  Closed-end loans secured by first liens on 1-4     | ////////////////// |
         family residential properties in domestic          | ////////////////// |
         offices with a remaining maturity or repricing     | ////////////////// |
         frequency of: (1) (2)                              | ////////////////// |
         (1)  Three months or less......................... | RCON A564    2,468 | M.3.a.(1)
         (2)  Over three months through 12 months.......... | RCON A565    7,547 | M.3.a.(2)
         (3)  Over one year through three years............ | RCON A566      182 | M.3.a.(3)
         (4)  Over three years through five years.......... | RCON A567      680 | M.3.a.(4)
         (5)  Over five years through 15 years............. | RCON A568   32,107 | M.3.a.(5)
         (6)  Over 15 years................................ | RCON A569       72 | M.3.a.(6)
     b.  All loans and leases other than closed-end loans   | ////////////////// |
         secured by first liens on 1-4 family residential   | ////////////////// |
         properties in domestic offices with a remaining    | ////////////////// |
         maturity or repricing frequency of: (1) (3)        | ////////////////// |
         (1)  Three months or less......................... | RCFD A570  260,452 | M.3.b.(1)
         (2)  Over three months through 12 months.......... | RCFD A571   37,745 | M.3.b.(2)
         (3)  Over one year through three years............ | RCFD A572   45,208 | M.3.b.(3)
         (4)  Over three years through five years.......... | RCFD A573   49,723 | M.3.b.(4)
         (5)  Over five years through 15 years............. | RCFD A574    8,658 | M.3.b.(5)
         (6)  Over 15 years................................ | RCFD A575      172 | M.3.b.(6)
     c.  Fixed rate AND floating rate loans and leases      | ////////////////// |
         with a REMAINING MATURITY of one year or less      | ////////////////// |
         (included in Memorandum items 3.a and 3.b above).. | RCFD A247  308,212 | M.3.c.
     d.  Fixed rate AND floating rate loans secured by      | ////////////////// |
         nonfarm nonresidential properties in domestic      | ////////////////// |
         offices (4) with a REMAINING MATURITY of over      | ////////////////// |
         five years (included in Memorandum item 3.b        | ////////////////// |
         above)............................................ | RCON A577    1,528 | M.3.d.
     e.  Fixed rate AND floating rate commercial and        | ////////////////// |
         industrial loans (5) with a REMAINING MATURITY     | ////////////////// |
         of over three years (included in Memorandum        | ////////////////// |
         item 3.b above)................................... | RCFD A578   21,579 | M.3.e.
                                                            ----------------------

-------------------
(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) As defined for Schedule RC-C, part I, item 1.e, column B.
(5) As defined for Schedule RC-C, part I, item 4, column A.

Legal Title of Bank:     STERLING NATIONAL BANK              Call Date:  9/30/97
Address:                 430 PARK AVENUE               ST-BK:  36-5460 FFIEC 031
City, State  Zip:        NEW YORK CITY, NY 10022                       Page RC-8
FDIC Certificate No.:    |0|7|2|2|0|
                         -----------

SCHEDULE RC-C--CONTINUED
PART I.  CONTINUED


Memoranda (continued)                                                                               -----------------------
                                                                        Dollar Amounts in Thousands | /////// Bil Mil Thou |
----------------------------------------------------------------------------------------------------------------------------
4.   Loans to finance commercial real estate, construction, and land development activities         | //////////////////// |
     (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A,       | //////////////////// |
     page RC-6(1). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | RCFD 2746     20,252 |  M.4.
5.   Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6. . . . . . . .    | RCFD 5369     10,997 |  M.5.
6.   Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties   | //////////////////// |
     in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B, page RC-6)  | RCON 5370        356 |  M.6.
                                                                                                    -----------------------

--------------------
(1)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.



SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                   --------
                                                                                                                  |  C420  | (--
                                                                                                     ----------------------
                                                                        Dollar Amounts in Thousands | /////// Bil Mil Thou |
---------------------------------------------------------------------------------------------------- ----------------------
ASSETS                                                                                              | //////////////////// |
1.   U.S. Treasury securities in domestic offices. . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3531        N/A | 1.
2.   U.S. Government agency obligations in domestic offices (exclude mortgage-backed securities)    | RCON 3532        N/A | 2.
3.   Securities issued by states and political subdivisions in the U.S. in domestic offices. . .    | RCON 3533        N/A | 3.
4.   Mortgage-backed securities (MBS) in domestic offices:                                          | //////////////////// |
     a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA. . . . . . . . . .    | RCON 3534        N/A | 4.a.
     b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              | //////////////////// |
         (include CMOs, REMICs, and stripped MBS). . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3535        N/A | 4.b.
     c.  All other mortgage-backed securities. . . . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3536        N/A | 4.c.
5.   Other debt securities in domestic offices . . . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3537        N/A | 5.
6.   Certificates of deposit in domestic offices . . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3538        N/A | 6.
7.   Commercial paper in domestic offices. . . . . . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3539        N/A | 7.
8.   Bankers acceptances in domestic offices . . . . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3540        N/A | 8.
9.   Other trading assets in domestic offices. . . . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3541        N/A | 9.
10.  Trading assets in foreign offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | RCFN 3542        N/A | 10.
11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity      | //////////////////// |
     contracts:                                                                                     | //////////////////// |
     a.  In domestic offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | RCON 3543        N/A | 11.a.
     b.  In foreign offices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | RCFN 3543        N/A | 11.b.
12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) . . . . .    | RCFD 3545        N/A | 12.
                                                                                                     ----------------------



                                                                                                     ----------------------
LIABILITIES                                                                                         | /////// Bil Mil Thou |
                                                                                                     ----------------------
13.  Liability for short positions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | RCFD 3546        N/A | 13.
14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity     | //////////////////// |
     contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | RCFD 3547        N/A | 14.
15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b). . .    | RCFD 3548        N/A | 15.
                                                                                                     ----------------------

Legal Title of Bank:     STERLING NATIONAL BANK              Call Date:  9/30/97
Address:                 430 PARK AVENUE               ST-BK:  36-5460 FFIEC 031
City, State  Zip:        NEW YORK CITY, NY 10022                       Page RC-9
FDIC Certificate No.:    |0|7|2|2|0|
                         -----------

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART I.  DEPOSITS IN DOMESTIC OFFICES

                                                                                                             --------
                                                                                                            |  C425  | (--
                                                       ----------------------------------------------------- --------
                                                      |                                         |   Nontransaction   |
                                                      |          Transaction Accounts           |      Accounts      |
                                                       -------------------- -------------------- --------------------
                                                      |     (Column A)     |     (Column B)     |     (Column C)     |
                                                      |  Total transaction |    Memo:  Total    |        Total       |
                                                      | accounts (including|  demand deposits   |   nontransaction   |
                                                      |    total demand    |    (included in    |      accounts      |
                                                      |      deposits)     |      column A)     |  (including MMDAs) |
                                                       -------------------- -------------------- --------------------
                          Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
------------------------------------------------------ -------------------- -------------------- --------------------
Deposits of:                                          | ////////////////// | ////////////////// | ////////////////// |
1.   Individuals, partnerships, and corporations . .  | 2201       100,499 | 2240        92,053 | 2346       505,003 | 1.
2.   U.S. Government . . . . . . . . . . . . . . . .  | 2202           614 | 2280           614 | 2520             0 | 2.
3.   States and political subdivisions in the U.S. .  | 2203         3,313 | 2290         3,313 | 2530           959 | 3.
4.   Commercial banks in the U.S.. . . . . . . . . .  | 2206           247 | 2310           247 | 2550             0 | 4.
5.   Other depository institutions in the U.S. . . .  | 2207             0 | 2312             0 | 2349             0 | 5.
6.   Banks in foreign countries. . . . . . . . . . .  | 2213           932 | 2320           932 | 2236             0 | 6.
7.   Foreign governments and official institutions    | ////////////////// | ////////////////// | ////////////////// |
     (including foreign central banks) . . . . . . .  | 2216             0 | 2300             0 | 2377             0 | 7.
8.   Certified and official checks . . . . . . . . .  | 2330         5,079 | 2330         5,079 | ////////////////// | 8.
9.   Total (sum of items 1 through 8) (sum of         | ////////////////// | ////////////////// | ////////////////// |
     columns A and C must equal Schedule RC,          | ////////////////// | ////////////////// | ////////////////// |
     item 13.a). . . . . . . . . . . . . . . . . . .  | 2215       110,684 | 2210       102,238 | 2385       505,962 | 9.
                                                       --------------------------------------------------------------



Memoranda
                                                                                                    ---------------------
                                                                       Dollar Amounts in Thousands | RCON   Bil Mil Thou |
--------------------------------------------------------------------------------------------------- ---------------------
1.   Selected components of total deposits (i.e., sum of item 9, columns A and C):                 | /////////////////// |
     a.   Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts . . . . . . . . .    | 6835          9,139 | M.1.a.
     b.   Total brokered deposit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    | 2365              0 | M.1.b.
     c.   Fully insured brokered deposits (included in Memorandum item 1.b above):                 | /////////////////// |
          (1)  Issued in denominations of less than $100,000. . . . . . . . . . . . . . . . . .    | 2343              0 | M.1.c.(1)
          (2)  Issued EITHER in denominations of $100,000 OR in denominations greater than         | /////////////////// |
               $100,000 and participated out by the broker in shares of $100,000 or less. . . .    | 2344              0 | M.1.c.(2)
     d.   Maturity data for brokered deposits:                                                     | /////////////////// |
          (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining    | /////////////////// |
               maturity of one year or less (included in Memorandum item 1.c. (1) above). . . .    | A243              0 | M.1.d.(1)
          (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining      | /////////////////// |
               maturity of one year or less (included in Memorandum item 1.b above) . . . . . .    | A244              0 | M.1.d.(2)
     e.   Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.  | /////////////////// |
          reported in item 3 above which are secured or collateralized as required under state law)| 5590          4,262 | M.1.e.
2.   Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d          | /////////////////// |
     must equal item 9, column C above):                                                           | /////////////////// |
     a.   Savings deposits:                                                                        | /////////////////// |
          (1)  Money market deposit accounts (MMDAs). . . . . . . . . . . . . . . . . . . . . .    | 6810        133,555 | M.2.a.(1)
          (2)  Other savings deposits (excludes MMDAs). . . . . . . . . . . . . . . . . . . . .    | 0352        154,382 | M.2.a.(2)
     b.   Total time deposits of less than $100,000 . . . . . . . . . . . . . . . . . . . . . .    | 6648         85,024 | M.2.b.
     c.   Total time deposits of $100,000 or more . . . . . . . . . . . . . . . . . . . . . . .    | 2604        133,001 | M.2.c.
3.   All NOW accounts (included in column A above). . . . . . . . . . . . . . . . . . . . . . .    | 2398          8,446 | M.3.
4.   Not applicable                                                                                 ---------------------

Legal Title of Bank:     STERLING NATIONAL BANK              Call Date: 09/30/97
Address:                 430 PARK AVENUE                ST-BK: 36-5460 FFIEC 031
City, State    Zip:      NEW YORK CITY, NY 10022                      Page RC-10
FDIC Certificate No.:    |0|7|2|2|0|
                         -----------

SCHEDULE RC-E--CONTINUED

PART I. CONTINUED

Memoranda (continued)


                                                                                                       ------------------
                                                                           Dollar Amounts in Thousands |RCON Bil Mil Thou|
-------------------------------------------------------------------------------------------------------|-----------------|
5.  Maturity and repricing data for time deposits of less than $100,000:                               | /////////////// |
    a.  Time deposits of less than $100,000 with a remaining maturity or repricing frequency           | /////////////// |
        of: (1)(2)                                                                                     | /////////////// |
        (1)  Three months or less .................................................................... | A579     16,120 |M.5.a.(1)
        (2)  Over three months through 12 months ..................................................... | A580     54,334 |M.5.a.(2)
        (3)  Over one year through three years ....................................................... | A581     14,564 |M.5.a.(3)
        (4)  Over three years ........................................................................ | A582          6 |M.5.a.(4)
    b.  Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING MATURITY     | /////////////// |
        of one year or less (including in Memorandum items 5.a.(1) through 5.a.(4) above)............. | A241     70,454 |M.5.b.
6.  Maturity and repricing data for time deposits of $100,000 or more:                                 | /////////////// |
    a.  Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)   | /////////////// |
        (1)  Three months or less .................................................................... | A584    101,473 |M.6.a.(1)
        (2)  Over three months through 12 months ..................................................... | A585     29,924 |M.6.a.(2)
        (3)  Over one year through three years ....................................................... | A586      1,604 |M.6.a.(3)
        (4)  Over three years......................................................................... | A587          0 |M.6.a.(4)
    b. Fixed rate AND floating rate time deposits of $100,000 or more with a REMAINING MATURITY of     | /////////////// |
       one year or less (included in Memorandum items 6.a.(1) through 6.a.(4) above).................. | A242    131,397 |M.6.b.
                                                                                                       -------------------


---------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank:     STERLING NATIONAL BANK              Call Date: 09/30/97
Address:                 430 PARK AVENUE                ST-BK: 36-5460 FFIEC 031
City, State    Zip:      NEW YORK CITY, NY 10022                      Page RC-11
FDIC Certificate No.:    |0|7|2|2|0|
                         -----------

SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)



                                                                                                      ---------------------
                                                                          Dollar Amounts in Thousands | RCFN Bil Mil Thou |
------------------------------------------------------------------------------------------------------|-------------------|
Deposits of:                                                                                          | ///////////////// |
1.   Individuals, partnerships, and corporations .................................................... | 2621        2,710 | 1.
2.   U.S. banks (including IBFs and foreign branches of U.S. banks) ................................. | 2623            0 | 2.
3.   Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)..... | 2625            0 | 3.
4.   Foreign governments and official institutions (including foreign central banks)................. | 2650            0 | 4.
5.   Certified and official checks .................................................................. | 2330            0 | 5.
6.   All other deposits ............................................................................. | 2668            0 | 6.
7.   Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) ........................... | 2200        2,710 | 7.
                                                                                                      ---------------------


Memorandum


                                                                                                      ---------------------
                                                                          Dollar Amounts in Thousands | RCFN Bil Mil Thou |
------------------------------------------------------------------------------------------------------|-------------------|
1.   Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above)  | A245        2,710 | M.1.
                                                                                                      ---------------------


SCHEDULE RC-F--OTHER ASSETS

                                                                                                                     --------
                                                                                                                     | C430 |(--
                                                                                                      ---------------|------|
                                                                          Dollar Amounts in Thousands | ////// Bil Mil Thou |
------------------------------------------------------------------------------------------------------|---------------------|
1.  Income earned, not collected on loans ........................................................... | RCFD 2164     1,552 | 1.
2.  Net deferred tax assets(1)  ..................................................................... | RCFD 2148     1,400 | 2.
3.  Interest-only strips receivable (not in the form of a security)(2) on:                            | /////////////////// |
    a.  Mortgage loans .............................................................................. | RCFD A519         0 | 3.a.
    b.  Other financial assets ...................................................................... | RCFD A520         0 | 3.b.
4.  Other (itemize and describe amounts that exceed 25% of this item) ............................... | RCFD 2168     9,061 | 4.
        -------------                                                 --------------------------------
    a.  | TEXT 3549 | Income Earned, Not Collected on Investments     | RCFD 3549 |             2,282 | /////////////////// | 4.a.
        --------------------------------------------------------------|           |
    b.  | TEXT 3550 |                                                 | RCFD 3550 |                   | /////////////////// | 4.b.
        --------------------------------------------------------------|           |
    c.  | TEXT 3551 |                                                 | RCFD 3551 |                   | /////////////////// | 4.c.
        ----------------------------------------------------------------------------------------------
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11) .............................. | RCFD 2160    12,013 | 5.
                                                                                                      -----------------------



                                                                                                      -----------------------
Memorandum                                                                Dollar Amounts in Thousands | ////// Bil Mil Thou |
------------------------------------------------------------------------------------------------------|---------------------|
1.  Deferred tax assets disallowed for regulatory capital purposes .................................. | RCFD 5610         0 | M.1.
                                                                                                      -----------------------


SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                                     --------
                                                                                                                     | C435 | (--
                                                                                                      ---------------|------|
                                                                          Dollar Amounts in Thousands | ////// Bil Mil Thou |
------------------------------------------------------------------------------------------------------|---------------------|
1.  a.  Interest accrued and unpaid on deposits in domestic offices(3) .............................. | RCON 3645     2,706 | 1.a.
    b.  Other expenses accrued and unpaid (includes accrued income taxes payable) ................... | RCFD 3646     5,240 | 1.b.
2.  Net deferred tax liabilities(1) ................................................................. | RCFD 3049         0 | 2.
3.  Minority interest in consolidated subsidiaries .................................................. | RCFD 3000         0 | 3.
4.  Other (itemize and describe amounts that exceed 25% of this item) ............................... | RCFD 2938    38,162 | 4.
        -------------                                                 --------------------------------|                     |
    a.  | TEXT 3552 | Due To Factored Clients                         | RCFD 3552 |            36,916 | /////////////////// | 4.a.
        ------------|-------------------------------------------------|           |                   |                     |
    b.  | TEXT 3553 |                                                 | RCFD 3553 |                   | /////////////////// | 4.b.
        ------------|-------------------------------------------------|           |                   |                     |
    c.  | TEXT 3554 |                                                 | RCFD 3554 |                   | /////////////////// | 4.c.
        ------------|-------------------------------------------------|-----------|-------------------|                     |
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)............................... | RCFD 2930    46,108 | 5.
                                                                                                      -----------------------


---------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)  For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  STERLING NATIONAL BANK                Call Date: 9/30/97
Address:              430 PARK AVENUE                 ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY  10022                      Page RC-12
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES


                                                                                                               ----------
                                                                                                               |  C440  |  (-
                                                                                                   ----------------------
                                                                                                   |  Domestic Offices  |
                                                                                                   ----------------------
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
-------------------------------------------------------------------------------------------------------------------------
1.  Customers' liability to this bank on acceptances outstanding ................................  | 2155        1,421  |   1.
2.  Bank's liability on acceptances executed and outstanding ....................................  | 2920        1,421  |   2.
3.  Federal funds sold and securities purchased under agreements to resell ......................  | 1350        8,000  |   3.
4.  Federal funds purchased and securities sold under agreements to repurchase ..................  | 2800       64,923  |   4.
5.  Other borrowed money ........................................................................  | 3190       17,750  |   5.
    EITHER                                                                                         | /////////////////  |
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs .................  | 2163          791  |   6.
    OR                                                                                             | /////////////////  |
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ...................  | 2941          N/A  |   7.
8.  Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and      | /////////////////  |
    IBFs) .......................................................................................  | 2192      802,909  |   8.
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and   | /////////////////  |
    IBFs) .......................................................................................  | 3129      750,949  |   9.
                                                                                                   ----------------------


                                                                                                   ----------------------
ITEMS 10-17 INCLUDE HELD-TO-MATURITY AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.        | RCON  Bil Mil Thou |
                                                                                                   ----------------------
10. U.S. Treasury Securities ....................................................................  | 1779       20,076  |  10.
11. U.S. Government agency obligations (exclude mortgage-backed securities) .....................  | 1785            0  |  11.
12. Securities issued by states and political subdivisions in the U.S. ..........................  | 1786        1,035  |  12.
13. Mortgage-backed securities (MBS):                                                              | /////////////////  |
    a. Pass-through securities:                                                                    | /////////////////  |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA .........................................  | 1787      273,440  |  13.a.(1)
       (2) Other pass-through securities ........................................................  | 1869            0  |  13.a.(2)
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                  | /////////////////  |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA .........................................  | 1877            0  |  13.b.(1)
       (2) All other mortgage-backed securities .................................................  | 2253            0  |  13.b.(2)
14. Other domestic debt securities ..............................................................  | 3159            0  |  14.
15. Foreign debt securities .....................................................................  | 3160        2,750  |  15.
16. Equity securities:                                                                             | /////////////////  |
    a. Investments in mutual funds and other equity securities with readily                        | /////////////////  |
       determinable fair values .................................................................  | A513           10  |  16.a.
    b. All other equity securities ..............................................................  | 3169        6,035  |  16.b.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......  | 3170      303,346  |  17.
                                                                                                   ----------------------

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
-------------------------------------------------------------------------------------------------------------------------
    EITHER                                                                                         | /////////////////  |
1.  Net due from the IBF of the domestic offices of the reporting bank ..........................  | 3051          791  |   M.1.
    OR                                                                                             | /////////////////  |
2.  Net due to the IBF of the domestic offices of the reporting bank ............................  | 3059          N/A  |   M.2.
                                                                                                   ----------------------

Legal Title of Bank:  STERLING NATIONAL BANK                Call Date: 9/30/97
Address:              430 PARK AVENUE                 ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY  10022                      Page RC-13
FDIC Certificate No.: |0|7|2|2|0|
                       ---------

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS
TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                                                                               ----------
                                                                                                               |  C445  |  (--
                                                                                                   ----------------------
                                                                      Dollar Amounts in Thousands  | RCFN  Bil Mil Thou |
-------------------------------------------------------------------------------------------------------------------------
1.  Total IBF assets of the consolidated bank (component of Schedule RC, item 12)................  | 2133        3,526  |   1.
2.  Total IBF loans and lease financing receivables (component of Schedule RC-C, part I,           | /////////////////  |
    item 12, column A)...........................................................................  | 2076          789  |   2.
3.  IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4,               | /////////////////  |
    column A)....................................................................................  | 2077            0  |   3.
4.  Total IBF liabilities (component of Schedule RC, item 21)....................................  | 2898        2,735  |   4.
5.  IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,        | /////////////////  |
    part II, items 2 and 3)......................................................................  | 2379            0  |   5.
6.  Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)....  | 2381        2,710  |   6.
                                                                                                   ----------------------

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                                                                                               ----------
                                                                                                                |  C445  |  (--
                                                                                              ---------------------------
                                                                 Dollar Amounts in Thousands  | /////////  Bil Mil Thou |
-------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                        | //////////////////////  |
1.  Interest-bearing balances due from depository institutions............................... | RCFD 3381        3,010  |   1.
2.  U.S. Treasury securities and U.S. Government agency obligations(2)....................... | RCFD 3382      285,384  |   2.
3.  Securities issued by states and political subdivisions in the U.S.(2).................... | RCFD 3383          698  |   3.
4.  a. Other debt securities(2).............................................................. | RCFD 3647        6,554  |   4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock). | RCFD 3648        6,046  |   4.b.
5.  Federal funds sold and securities purchased under agreements to resell................... | RCFD 3365        7,478  |   5.
6.  Loans:                                                                                    | //////////////////////  |
    a. Loans in domestic offices:                                                             | //////////////////////  |
       (1) Total loans....................................................................... | RCON 3360      418,631  |   6.a.(1)
       (2) Loans secured by real estate...................................................... | RCON 3385       73,746  |   6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers............... | RCON 3386            0  |   6.a.(3)
       (4) Commercial and industrial loans................................................... | RCON 3387      289,185  |   6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures....... | RCON 3388       16,269  |   6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs............. | RCFN 3360          789  |   6.b.
7.  Trading assets........................................................................... | RCFD 3401            0  |   7.
8.  Lease financing receivables (net of unearned income)..................................... | RCFD 3484       39,431  |   8.
9.  Total assets(4).......................................................................... | RCFD 3368      784,321  |   9.
LIABILITIES                                                                                   | //////////////////////  |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,    | //////////////////////  |
    and telephone and preauthorized transfer accounts) (exclude demand deposits)............. | RCON 3485       21,777  |  10.
11. Nontransaction accounts in domestic offices:                                              | //////////////////////  |
    a. Money market deposit accounts (MMDAs)................................................. | RCON 3486      132,057  |  11.a.
    b. Other savings deposits................................................................ | RCON 3487       93,423  |  11.b.
    c. Time deposits of $100,000 or more..................................................... | RCON A514      103,939  |  11.c.
    d. Time deposits of less than $100,000................................................... | RCON A529      102,399  |  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs.. | RCFN 3404        2,710  |  12.
13. Federal funds purchased and securities sold under agreements to repurchase............... | RCFD 3353       85,133  |  13.
14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized    | //////////////////////  |
    leases).................................................................................. | RCFD 3355       17,751  |  14.
                                                                                              ---------------------------

-----------------------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  STERLING NATIONAL BANK                  Call Date: 9/30/97
Address:              430 PARK AVENUE                  ST-BK: 36-5460  FFIEC 031
City, State   Zip:    NEW YORK CITY, NY 10022                         Page RC-14
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                                 --------
                                                                                                                 | C460 |  (--
                                                                                                -------------------------
                                                                    Dollar Amounts in Thousands | RCFD  Bil  Mil  Thou  |
-------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                         | ///////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home       | ///////////////////// |
       equity lines............................................................................ | 3814                0 |  1.a.
    b. Credit card lines....................................................................... | 3815                0 |  1.b.
    c. Commercial real estate, construction, and land development:                              | ///////////////////// |
       (1) Commitments to fund loans secured by real estate.................................... | 3816            1,024 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate................................ | 6550              269 |  1.c.(2)
    d. Securities underwriting................................................................. | 3817                0 |  1.d.
    e. Other unused commitments................................................................ | 3818           14,253 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees.......................... | 3819           23,216 |  2.
    a. Amount of financial standby letters of credit conveyed to others    | RCFD 3820 |      0 | ///////////////////// |  2.a.
 3. Performance standby letters of credit and foreign office guarantees........................ | 3821                0 |  3.
    a. Amount of performance standby letters of credit conveyed to others  | RCFD 3822 |      0 | ///////////////////// |  3.a.
 4. Commercial and similar letters of credit................................................... | 3411            8,715 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by the  | ///////////////////// |
    reporting bank............................................................................. | 3428                0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting  | ///////////////////// |
    (nonaccepting) bank........................................................................ | 3429                0 |  6.
 7. Securities borrowed........................................................................ | 3432                0 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified     | ///////////////////// |
    against loss by the reporting bank)........................................................ | 3433                0 |  8.
 9. Financial assets transferred with recourse that have been treated as sold for               | ///////////////////// |
    Call Report purposes:                                                                       | ///////////////////// |
    a. First lien 1-to-4 family residential mortgage loans:                                     | ///////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date........ | A521                0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date................ | A522                0 |  9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item 9.c):      | ///////////////////// |
       (1) Outstanding principal balance of assets transferred as of the report date........... | A523                0 |  9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date................... | A524                0 |  9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the            | ///////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                     | ///////////////////// |
       (1) Outstanding principal balance of small business obligations transferred              | ///////////////////// |
           as of the report date............................................................... | A249                0 |  9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date.............. | A250                0 |  9.c.(2)
10. Notional amount of credit derivatives:                                                      | ///////////////////// |
    a. Credit derivatives on which the reporting bank is the guarantor......................... | A534                0 | 10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary....................... | A535                0 | 10.b.
11. Spot foreign exchange contracts............................................................ | 8765              110 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize    | ///////////////////// |
    and describe each component of this item over 25% of Schedule RC, item 28, "Total equity    | ///////////////////// |
    capital").................................................................................. | 3430                0 | 12.
       -------------                                                       ---------------------| ///////////////////// |
    a. | TEXT 3555 |                                                       | RCFD 3555 |        | ///////////////////// | 12.a.
    b. | TEXT 3556 |                                                       | RCFD 3556 |        | ///////////////////// | 12.b.
    c. | TEXT 3557 |                                                       | RCFD 3557 |        | ///////////////////// | 12.c.
    d. | TEXT 3558 |                                                       | RCFD 3558 |        | ///////////////////// | 12.d.
       ------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:  STERLING NATIONAL BANK                  Call Date: 9/30/97
Address:              430 PARK AVENUE                  ST-BK: 36-5460  FFIEC 031
City, State   Zip:    NEW YORK CITY, NY 10022                         Page RC-15
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RC-L--CONTINUED


                                                                                                -------------------------
                                                                    Dollar Amounts in Thousands | RCFD  Bil  Mil  Thou  |
-------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and     | ///////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity        | ///////////////////// |
    capital")...................................................................................| 5591                0 | 13.
       -------------                                                      ----------------------| ///////////////////// |
    a. | TEXT 5592 |                                                      | RCFD 5592 |         | ///////////////////// | 13.a.
    b. | TEXT 5593 |                                                      | RCFD 5593 |         | ///////////////////// | 13.b.
    c. | TEXT 5594 |                                                      | RCFD 5594 |         | ///////////////////// | 13.c.
    d. | TEXT 5595 |                                                      | RCFD 5595 |         | ///////////////////// | 13.d.
       ------------------------------------------------------------------------------------------------------------------
                                                                                                                 --------
                                                                                                                 | C461 |  (-
                                            -----------------------------------------------------------------------------
                                            |    (Column A)    |    (Column B)    |    (Column C)    |    (Column D)    |
                Dollar Amounts in Thousands |  Interest Rate   | Foreign Exchange |Equity Derivative |  Commodity and   |
--------------------------------------------|    Contracts     |    Contracts     |    Contracts     | Other Contracts  |
|  Off-balance Sheet Derivatives            |---------------------------------------------------------------------------
|       Position Indicators                 |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |Tril Bil Mil Thou |
-------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g., notional           | //////////////// | //////////////// | //////////////// | //////////////// |
    amounts) (for each column, sum of       | //////////////// | //////////////// | //////////////// | //////////////// |
    items 14.a through 14.e must equal      | //////////////// | //////////////// | //////////////// | //////////////// |
    sum of items 15, 16.a, and 16.b):       | //////////////// | //////////////// | //////////////// | //////////////// |
                                             ---------------------------------------------------------------------------
    a. Futures contracts................... |                0 |                0 |                0 |                0 | 14.a.
                                             ---------------------------------------------------------------------------
                                            |    RCFD 8693     |    RCFD 8694     |    RCFD 8695     |    RCFD 8696     |
                                             ---------------------------------------------------------------------------
    b. Forward contracts................... |                0 |              417 |                0 |                0 | 14.b.
                                             ---------------------------------------------------------------------------
                                            |    RCFD 8697     |    RCFD 8698     |    RCFD 8699     |    RCFD 8700     |
                                             ---------------------------------------------------------------------------
    c. Exchange-traded option contracts:    | //////////////// | //////////////// | //////////////// | //////////////// |
                                             ---------------------------------------------------------------------------
       (1) Written options................. |                0 |                0 |                0 |                0 | 14.c.(1)
                                             ---------------------------------------------------------------------------
                                            |    RCFD 8701     |    RCFD 8702     |    RCFD 8703     |    RCFD 8704     |
                                             ---------------------------------------------------------------------------
       (2) Purchased options............... |                0 |                0 |                0 |                0 | 14.c.(2)
                                             ---------------------------------------------------------------------------
                                            |    RCFD 8705     |    RCFD 8706     |    RCFD 8707     |    RCFD 8708     |
                                             ---------------------------------------------------------------------------
    d. Over-the-counter option contracts:   | //////////////// | //////////////// | //////////////// | //////////////// |
                                             ---------------------------------------------------------------------------
       (1) Written options................. |                0 |                0 |                0 |                0 | 14.d.(1)
                                             ---------------------------------------------------------------------------
                                            |    RCFD 8709     |    RCFD 8710     |    RCFD 8711     |    RCFD 8712     |
                                             ---------------------------------------------------------------------------
       (2) Purchased options............... |                0 |                0 |                0 |                0 | 14.d.(2)
                                             ---------------------------------------------------------------------------
                                            |    RCFD 8713     |    RCFD 8714     |    RCFD 8715     |    RCFD 8716     |
                                             ---------------------------------------------------------------------------
    e. Swaps............................... |          125,000 |                0 |                0 |                0 | 14.e.
                                             ---------------------------------------------------------------------------
                                            |    RCFD 3450     |    RCFD 3826     |    RCFD 8719     |    RCFD 8720     |
                                             ---------------------------------------------------------------------------
15. Total gross notional amount of          | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for trading.. |                0 |                0 |                0 |                0 | 15.
                                             ---------------------------------------------------------------------------
                                            |    RCFD A126     |    RCFD A127     |    RCFD 8723     |    RCFD 8724     |
                                             ---------------------------------------------------------------------------
16. Gross notional amount of                | //////////////// | //////////////// | //////////////// | //////////////// |
    derivative contracts held for           | //////////////// | //////////////// | //////////////// | //////////////// |
    purposes other than trading:            | //////////////// | //////////////// | //////////////// | //////////////// |
                                             ---------------------------------------------------------------------------
    a. Contracts marked to market.......... |                0 |                0 |                0 |                0 | 16.a.
                                             ---------------------------------------------------------------------------
                                            |    RCFD 8725     |    RCFD 8726     |    RCFD 8727     |    RCFD 8728     |
                                             ---------------------------------------------------------------------------
    b. Contracts not marked to market...... |          125,000 |              417 |                0 |                0 | 16.b.
                                             ---------------------------------------------------------------------------
                                            |    RCFD 8729     |    RCFD 8730     |    RCFD 8731     |    RCFD 8732     |
                                             ---------------------------------------------------------------------------
    c. Interest rate swaps where the bank   | //////////////// | //////////////// | //////////////// | //////////////// |
       has agreed to pay a fixed rate...... |                0 | //////////////// | //////////////// | //////////////// | 16.c.
                                             ---------------------------------------------------------------------------
                                            |    RCFD A589     | //////////////// | //////////////// | //////////////// |
                                             ---------------------------------------------------------------------------


Legal Title of Bank:   STERLING NATIONAL BANK              Call Date:  9/30/97
Address:               430 PARK AVENUE               ST-BK:  36-5460 FFIEC 031
City, State    Zip:    NEW YORK CITY, NY 10022                      Page RC-16
FDIC Certificate No.:  |0|7|2|2|0|
                       -----------

SCHEDULE RC-L--CONTINUED

                                                                                                                 ----------
                                                                                                                 |  C462  |  (--
                                      -------------------------------------------------------------------------------------
                                      |    (Column A)      |     (Column B)     |     (Column C)     |     (Column D)     |
         Dollar Amounts in Thousands  |   Interest Rate    |   Foreign Exhange  |  Equity Derivative |    Commodity and   |
--------------------------------------|     Contracts      |      Contracts     |      Contracts     |   Other Contracts  |
|    Off-balance Sheet Derivatives    |--------------------|--------------------|--------------------|--------------------|
|         Position Indicators         | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
--------------------------------------------------------------------------------------------------------------------------|
17. Gross fair values of              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
    a. Contracts held for             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value ............... | 8733             0 | 8734             0 | 8735             0 | 8736             0 |17.a.(1)
       (2) Gross negative             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value ............... | 8737             0 | 8738             0 | 8739             0 | 8740             0 |17.a.(2)
    b. Contracts held for             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are marked        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       to market:                     | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value ............... | 8741             0 | 8742             0 | 8743             0 | 8744             0 |17.b.(1)
       (2) Gross negative             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value ............... | 8745             0 | 8746             0 | 8747             0 | 8748             0 |17.b.(2)
    c. Contracts held for             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are not           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       marked to market:              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value ............... | 8749           713 | 8750           417 | 8751             0 | 8752             0 |17.c.(1)
       (2) Gross negative             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
           fair value ............... | 8753             0 | 8754             0 | 8755             0 | 8756             0 |17.c.(2)
                                      -------------------------------------------------------------------------------------


                                                                                                     ----------------------
Memoranda                                                                Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
 1.-2. Not applicable                                                                                | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in             | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments      | ////////////////// |
    that are fee paid or otherwise legally binding)................................................. | 3833           269 | M.3.
    a. Participations in commitments with an original maturity           ----------------------------| ////////////////// |
       exceeding one year conveyed to others ........................... | RCFD 3834 |             0 | ////////////////// | M.3.a.
                                                                         ----------------------------
 4. To be completed only by banks with $1 billion or more in total assets:                           | ////////////////// |
    Standby letters of credit and foreign office guarantees (both financial and performance) issued  | ////////////////// |
    to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .............. | 3377           N/A | M.4.
 5. Installment loans to individuals for household, family, and other personal expenditures that     | ////////////////// |
    have been securitized and sold (with servicing retained), amounts outstanding by type of loan:   | ////////////////// |
    a. Loans to purchase private passenger automobiles (to be completed for the                      | ////////////////// |
       September report only) ...................................................................... | 2741             0 | M.5.a.
    b. Credit cards and related plans (to be completed quarterly)................................... | 2742             0 | M.5.b.
    c. All other consumer installment credit (including mobile home loans)(to be completed for the   | ////////////////// |
       September report only) ...................................................................... | 2743             0 | M.5.c.
                                                                                                     ----------------------

Legal Title of Bank:   STERLING NATIONAL BANK              Call Date:  9/30/97
Address:               430 PARK AVENUE               ST-BK:  36-5460 FFIEC 031
City, State    Zip:    NEW YORK CITY, NY 10022                      Page RC-17
FDIC Certificate No.:  |0|7|2|2|0|
                       -----------

SCHEDULE RC-M--MEMORANDA

                                                                                                                 ----------
                                                                                                                 |  C465  |  (--
                                                                                                     ----------------------
                                                                         Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
 1. Extensions of credit by the reporting bank to its executive officers, directors, principal       | ////////////////// |
    shareholders, and their related interests as of the report date:                                 | ////////////////// |
    a. Aggregate amount of all extensions of credit to all executive officers, directors, prinicipal | ////////////////// |
       shareholders, and their related interests ................................................... | 6164            50 | 1.a.
    b. Number of executive officers, directors, and principal shareholders to whom the amount of     | ////////////////// |
       all extensions of credit by the reporting bank (including extensions of credit to             | ////////////////// |
       related interests) equals or exceeds the lesser of $500,000 or 5 percent               Number | ////////////////// |
                                                                             -----------------------
       of total capital as defined for this purpose in agency regulations....|RCFD  6165  |        0 | ////////////////// | 1.b.
                                                                             -----------------------
 2. Federal funds sold and securities purchased under agreements to resell with U.S. branches        | ////////////////// |
    and agencies of foreign banks(1) (included in Schedule RC, item 3).............................. | 3405             0 | 2.
 3. Not applicable.                                                                                  | ////////////////// |
 4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others       | ////////////////// |
    (include both retained servicing and purchased servicing):                                       | ////////////////// |
    a. Mortgages serviced under a GNMA contract..................................................... | 5500             0 | 4.a.
    b. Mortgages serviced under a FHLMC contract:                                                    | ////////////////// |
       (1) Serviced with recourse to servicer....................................................... | 5501             0 | 4.b.(1)
       (2) Serviced without recourse to servicer.................................................... | 5502             0 | 4.b.(2)
    c. Mortgages serviced under a FNMA contract:                                                     | ////////////////// |
       (1) Serviced under a regular option contract................................................. | 5503             0 | 4.c.(1)
       (2) Serviced under a special option contract................................................. | 5504             0 | 4.c.(2)
    d. Mortgages serviced under other servicing contracts........................................... | 5505             0 | 4.d.
 5. To be completed only by banks with $1 billion or more in total assets:                           | ////////////////// |
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a. and 5.b must     | ////////////////// |
    equal Schedule RC, item 9):                                                                      | ////////////////// |
    a. U.S. addressees (domicile)................................................................... | 2103           N/A | 5.a.
    b. Non-U.S. addressees (domicile)............................................................... | 2104           N/A | 5.b.
 6. Intangible assets:                                                                               | ////////////////// |
    a. Mortgage servicing assets.................................................................... | 3164             0 | 6.a.
                                                                             -----------------------
       (1) Estimated fair value of mortgage servicing assets................ |RCFD  A590  |        0 | ////////////////// | 6.a.(1)
                                                                             -----------------------
    b. Other identifiable intangible assets:                                                         | ////////////////// |
       (1) Purchased credit card relationships...................................................... | 5506             0 | 6.b.(1)
       (2) All other identifiable intangible assets................................................. | 5507             0 | 6.b.(2)
    c. Goodwill..................................................................................... | 3163             0 | 6.c.
    d. Total (sum of items 6.a., 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10)....... | 2143             0 | 6.d.
    e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or  | ////////////////// |
       are otherwise qualifying for regulatory capital purposes..................................... | 6442             0 | 6.e.
 7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to              | ////////////////// |
    redeem the debt................................................................................. | 3295             0 | 7.
                                                                                                      --------------------

-----------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  STERLING NATIONAL BANK                 Call Date:  9/30/97
Address:              430 PARK AVENUE                   ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY  10022                        Page RC-18
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RC-M--CONTINUED

                                                                                                  ----------------------
                                                                    Dollar Amounts in Thousands   |    Bil Mil Thou    | < --
------------------------------------------------------------------------------------------------------------------------
8.  a. Other real estate owned:                                                                   | ////////////////// |
       (1) Direct and indirect investments in real estate ventures ...............................| RCFD 5372        0 |  8.a.(1)
       (2) All other real estate owned:                                                           | ////////////////// |
           (a) Construction and land development in domestic offices .............................| RCON 5508        0 |  8.a.(2)(a)
           (b) Farmland in domestic offices ......................................................| RCON 5509        0 |  8.a.(2)(b)
           (c) l-4 family residential properties in domestic offices .............................| RCON 5510      758 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices ................| RCON 5511        0 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices .............................| RCON 5512        0 |  8.a.(2)(e)
           (f) In foreign offices ................................................................| RCFN 5513        0 |  8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) .............| RCFD 2150      758 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                       | ////////////////// |
       (1) Direct and indirect investments in real estate ventures ...............................| RCFD 5374        0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies .........| RCFD 5375        0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) .............| RCFD 2130        0 |  8.b.(3)
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC,          | ////////////////// |
    item 23, "Perpetual preferred stock and related surplus" .....................................| RCFD 3778        0 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include                 | ////////////////// |
    proprietary, private label, and third party products):                                        | ////////////////// |
    a. Money market funds ........................................................................| RCON 6441        0 | 10.a.
    b. Equity securities funds ...................................................................| RCON 8427        0 | 10.b.
    c. Debt securities funds .....................................................................| RCON 8428        0 | 10.c.
    d. Other mutual funds ........................................................................| RCON 8429        0 | 10.d.
    e. Annuities .................................................................................| RCON 8430        0 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included  in items 10.a through           | ////////////////// |
       10.e above) ...............................................................................| RCON 8784        0 | 10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative              | ////////////////// |
    contracts included in assets and liabilities reported in Schedule RC .........................| RCFD A525        0 | 11.
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices        | ////////////////// |
    (other than insured branches in Puerto Rico and U.S. territories and possessions) on          | ////////////////// |
    the balance sheet (Schedule RC) in accordance with generally accepted accounting              | ////////////////// |
    principles(1) ................................................................................| RCFD A526        0 | 12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage             | ////////////////// |
    loans that are serviced for others (to be completed if this balance is more than              | ////////////////// |
    $10 million and exceeds ten percent of total assets) .........................................| RCFD A591        0 | 13.
                                                                                                  |--------------------|

-----------------------------------------------------------------------------------------------------------------------------------
|                                                                                                       ----------------------    |
|Memorandum                                                             Dollar Amounts in Thousands     | RCFD  Bil Mil Thou |    |
|-------------------------------------------------------------------------------------------------------|--------------------|    |
|1.  Reciprocal holdings of banking organizations' capital instruments                                  | ////////////////// |    |
|    (to be completed for the December report only) .................................................   |3836            N/A |M.1.|
|                                                                                                       ----------------------    |
-----------------------------------------------------------------------------------------------------------------------------------

-----------------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  STERLING NATIONAL BANK                 Call Date:  9/30/97
Address:              430 PARK AVENUE                   ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY  10022                        Page RC-19
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES,
               AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                               ----------
                                                                                                               |  C470  | < --
                                                         |--------------------------------------------------------------|
                                                         |     (Column A)     |     (Column B)     |     (Column C)     |
                                                         |      Past due      |    Past due 90     |     Nonaccrual     |
                                                         |   30 through 89    |    days or more    |                    |
                                                         |  days and still    |     and still      |                    |
                                                         |     accruing       |      accruing      |                    |
                                                         |--------------------|--------------------|--------------------|
                          Dollars Amounts in Thousands   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
------------------------------------------------------------------------------|--------------------|--------------------|
1.  Loans secured by real estate:                        | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addresses (domicile) .................... | 1245         1,020 | 1246             0 | 1247           898 |  1.a.
    b. To non-U.S. addressees (domicile) ............... | 1248             0 | 1249             0 | 1250             0 |  1.b.
2.  Loans to depository institutions and acceptances     | ////////////////// | ////////////////// | ////////////////// |
    of other banks:                                      | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository           | ////////////////// | ////////////////// | ////////////////// |
       institutions .................................... | 5377             0 | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ................................ | 5380             0 | 5381             0 | 5382             0 |  2.b.
3.  Loans to finance agricultural production and         | ////////////////// | ////////////////// | ////////////////// |
    other loans to farmers ............................. | 1594             0 | 1597             0 | 1583             0 |  3.
4.  Commercial and industrial loans:                     | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................... | 1251         2,039 | 1252           214 | 1253            51 |  4.a.
    b. To non-U.S. addressees (domicile) ............... | 1254             0 | 1255             0 | 1256             0 |  4.b.
5.  Loans to individuals for household, family, and      | ////////////////// | ////////////////// | ////////////////// |
    other personal expenditures:                         | ////////////////// | ////////////////// | ////////////////// |
    a. Credit cards and related plans .................. | 5383           152 | 5384            18 | 5385            19 |  5.a.
    b. Other (includes single payment, installment,      | ////////////////// | ////////////////// | ////////////////// |
       and all student loans) .......................... | 5386           118 | 5387             3 | 5388           102 |  5.b.
6.  Loans to foreign governments and official            | ////////////////// | ////////////////// | ////////////////// |
    institutions ....................................... | 5389             0 | 5390             0 | 5391             0 |  6.
7.  All other loans .................................... | 5459             0 | 5460             0 | 5461             0 |  7.
8.  Lease financing receivables:                         | ////////////////// | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................... | 1257           897 | 1258             0 | 1259           148 |  8.a.
    b. Of non-U.S. addressees (domicile) ............... | 1271             0 | 1272             0 | 1791             0 |  8.b.
9.  Debt securities and other assets (exclude other      | ////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) .... | 3505             0 | 3506             0 | 3507             0 |  9.
                                                         ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                          --------------------------------------------------------------
                                                         | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                         | -------------------|--------------------|--------------------|
                                                         |                    |                    |                    |
10. Loans and leases reported in items 1                 |                    |                    |                    |
    through 8 above which are wholly or partially        | ////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ................   | 5612             0 | 5613             0 | 5614             0 | 10.
    a. Guaranteed portion of loans and leases            | ////////////////// | ////////////////// | ////////////////// |
       included in item 10 above .....................   | 5615             0 | 5616             0 | 5617             0 | 10.a.
                                                          --------------------------------------------------------------|

Legal Title of Bank:  STERLING NATIONAL BANK                  Call Date: 9/30/97
Address:              430 PARK AVENUE                   ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY 10022                         Page RC-20
FDIC Certificate No.: |0|7|2|2|0|
                      ----------

SCHEDULE RC-N--CONTINUED

                                                                                                                ----
                                                                                                               |C473|(--
                                                           ---------------------------------------------------------|
                                                           |    (Column A)    |    (Column B)    |   (Column C)     |
                                                           |     Past due     |   Past due 90    |   Nonaccrual     |
                                                           |   30 through 89  |   days or more   |                  |
                                                           |  days and still  |     and still    |                  |
Memoranda                                                  |     accruing     |     accruing     |                  |
                                                           |------------------|------------------|------------------|
                           Dollar Amounts in Thousands     |RCFD  Bil Mil Thou|RCFD  Bil Mil Thou|RCFD  Bil Mil Thou|
--------------------------------------------------------------------------------------------------------------------|
 1.  Restructured loans and leases included in             |//////////////////|//////////////////|//////////////////|
     Schedule RC-N, items 1 through 8, above (and          |//////////////////|//////////////////|//////////////////|
     not reported in Schedule RC-C, part I, Memorandum     |//////////////////|//////////////////|//////////////////|
     item 2) ..............................................|1658             0|1659             0|1661             0| M.1.
 2.  Loans to finance commercial real estate,              |//////////////////|//////////////////|//////////////////|
     construction, and land development activities         |//////////////////|//////////////////|//////////////////|
     (Not Secured by Real Estate) included in              |//////////////////|//////////////////|//////////////////|
     Schedule RC-N, items 4 and 7, above...................|6558             0|6559             0|6560             0| M.2.
                                                            --------------------------------------------------------
 3.  Loans secured by real estate in domestic offices      |RCON  Bil Mil Thou|RCON  Bil Mil Thou|RCON  Bil Mil Thou|
     (included in Schedule RC-N, item 1, above):            --------------------------------------------------------
                                                           |//////////////////|//////////////////|//////////////////|
     a. Construction and land development..................|2759             0|2769             0|3492             0| M.3.a.
     b. Secured by farmland................................|3493             0|3494             0|3495             0| M.3.b.
     c. Secured by 1-4 family residential properties:      |//////////////////|//////////////////|//////////////////|
        (1) Revolving, open-end loans secured by           |//////////////////|//////////////////|//////////////////|
            1-4 family residential properties and          |//////////////////|//////////////////|//////////////////|
            extended under lines of credit.................|5398             0|5399             0|5400             0| M.3.c.(1)
        (2) All other loans secured by 1-4 family          |//////////////////|//////////////////|//////////////////|
            residential properties.........................|5401         1,020|5402             0|5403           898| M.3.c.(2)
     d. Secured by multifamily (5 or more) residential     |//////////////////|//////////////////|//////////////////|
        properties.........................................|3499             0|3500             0|3501             0| M.3.d.
     e. Secured by nonfarm nonresidential properties.......|3502             0|3503             0|3504             0| M.3.e.
                                                            --------------------------------------------------------

                                                           ---------------------------------------
                                                           |    (Column A)    |    (Column B)    |
                                                           |   Past due 30    |   Past due 90    |
                                                           |  through 89 days |   days or more   |
                                                           |------------------|------------------|
                                                           |RCFD  Bil Mil Thou|RCFD  Bil Mil Thou|
                                                           |------------------|------------------|
 4.  Interest rate, foreign exchange rate, and other       |//////////////////|//////////////////|
     commodity and equity contracts:                       |//////////////////|//////////////////|
     a. Book value of amounts carried as assets ...........|3522             0|3528             0| M.4.a.
     b. Replacement cost of contracts with a               |//////////////////|//////////////////|
        positive replacement cost .........................|3529             0|3530             0| M.4.b.
                                                           |------------------|------------------|





---------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:             |C477| (--
                                                                                                    ----

John W. Tietjen, Senior Vice-Pres.-Controller                (212) 826-8555
--------------------------------------------------------     --------------------------------------------
Name and Title (TEXT 8901)                                   Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:  STERLING NATIONAL BANK                 Call Date: 9/30/97
Address:              430 PARK AVENUE                  ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY 10022                        Page RC-21
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                                                                                       ----
                                                                                                                      |C475|(--
                                                                                                        |------------------|
                                                                        Dollar Amounts in Thousands     |RCON  Bil Mil Thou|
--------------------------------------------------------------------------------------------------------|------------------|
 1.  Unposted debits (see instructions):                                                                |\\\\\\\\\\\\\\\\\\|
     a. Actual amount of all unposted debits ...........................................................|0030           N/A| 1.a.
        OR                                                                                              |\\\\\\\\\\\\\\\\\\|
     b. Separate amount of unposted debits:                                                             |\\\\\\\\\\\\\\\\\\|
        (1) Actual amount of unposted debits to demand deposits.........................................|0031           240| 1.b.(1)
        (2) Actual amount of unposted debits to time and savings deposits(1)............................|0032             0| 1.b.(2)
 2.  Unposted credits (see instructions):                                                               |\\\\\\\\\\\\\\\\\\|
     a. Actual amount of all unposted credits ..........................................................|3510           N/A| 2.a.
        OR                                                                                              |\\\\\\\\\\\\\\\\\\|
     b. Separate amount of unposted credits:                                                            |\\\\\\\\\\\\\\\\\\|
        (1) Actual amount of unposted credits to demand deposits........................................|3512           207| 2.b.(1)
        (2) Actual amount of unposted credits to time and savings deposits(1)...........................|3514             0| 2.b.(2)
 3.  Uninvested trust funds (cash) held in bank's own trust department (not included in total           |\\\\\\\\\\\\\\\\\\|
     deposits in domestic offices) .....................................................................|3520             0| 3.
 4.  Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto        |\\\\\\\\\\\\\\\\\\|
     Rico and U.S. territories and possessions (not included in total deposits):                        |\\\\\\\\\\\\\\\\\\|
     a. Demand deposits of consolidated subsidiaries ...................................................|2211             0| 4.a.
     b. Time and savings deposits(1) of consolidated subsidiaries ......................................|2351             0| 4.b.
     c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...........................|5514             0| 4.c.
 5.  Deposits in insured branches in Puerto Rico and U.S. territories and possessions:                  |\\\\\\\\\\\\\\\\\\|
     a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .......................|2229             0| 5.a.
     b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..........|2383             0| 5.b.
     c. Interest accrued and unpaid on deposits in insured branches (included in                        |\\\\\\\\\\\\\\\\\\|
        Schedule RC-G, item 1.b) .......................................................................|5515             0| 5.c.
 6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on           |\\\\\\\\\\\\\\\\\\|
     behalf of its respondent depository institutions that are also reflected as deposit liabilities    |\\\\\\\\\\\\\\\\\\|
     of the reporting bank:                                                                             |\\\\\\\\\\\\\\\\\\|
     a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,            |\\\\\\\\\\\\\\\\\\|
        column B) ......................................................................................|2314             0| 6.a.
     b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,            |\\\\\\\\\\\\\\\\\\|
        item 4 or 5, column A or C, but not column B) ..................................................|2315             0| 6.b.
 7.  Unamortized premiums and discounts on time and savings deposits:(1),(2)                            |\\\\\\\\\\\\\\\\\\|
     a. Unamortized premiums ...........................................................................|5516             0| 7.a.
     b. Unamortized discounts ..........................................................................|5517             0| 7.b.
 8.  To be completed by banks with "Oakar deposits."                                                    |\\\\\\\\\\\\\\\\\\|
     a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter          |\\\\\\\\\\\\\\\\\\|
        (exclude deposits purchased or acquired from foreign offices other than insured branches        |\\\\\\\\\\\\\\\\\\|
        in Puerto Rico and U.S. territories and possessions):                                           |\\\\\\\\\\\\\\\\\\|
        (1) Total deposits purchased or acquired from other FDIC-insured institutions during            |\\\\\\\\\\\\\\\\\\|
            the quarter ................................................................................|A531           N/A| 8.a.(1)
        (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable        |\\\\\\\\\\\\\\\\\\|
            to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF           |\\\\\\\\\\\\\\\\\\|
            members report deposits attributable to BIF) ...............................................|A532           N/A| 8.a.(2)
     b. Total deposits sold or transferred to other FIDC-insured institutions during the quarter        |\\\\\\\\\\\\\\\\\\|
        (exclude sales or transfers by the reporting bank of deposits in foreign offices other than     |\\\\\\\\\\\\\\\\\\|
        insured branches in Puerto Rico and U.S. territories and possessions) ..........................|A533           N/A| 8.b.
                                                                                                        |------------------|

---------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

Legal Title of Bank:   STERLING NATIONAL BANK             Call Date: 9/30/97
Address:               430 PARK AVENUE             ST-BK: 36-5460  FFIEC 031
City, State  Zip:      NEW YORK CITY, NY 10022                    Page RC-22
FDIC Certificate No.:  |0|7|2|2|0|
                       ----------

SCHEDULE RC-O--CONTINUED


                                                                                                   ---------------------
                                                                              Dollars in Thousands | RCON  Bil Mil Thou |
------------------------------------------------------------------------------------------------------------------------
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices)................................................................. | 8432             0 | 10.
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico      | ////////////////// |
    and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal          | ////////////////// |
    demand balances:                                                                               | ////////////////// |
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal         | ////////////////// |
       demand balances with the domestic offices of U.S. banks and savings associations            | ////////////////// |
       and insured branches in Puerto Rico and U.S. territories and possessions that were          | ////////////////// |
       reported on a gross basis in Schedule RC-E had been reported on a net basis................ | 8785             0 | 11.a.
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal       | ////////////////// |
       demand balances with foreign banks and foreign offices of other U.S. banks (other than      | ////////////////// |
       insured branches in Puerto Rico and U.S. territories and possessions) that were reported    | ////////////////// |
       on a net basis in Schedule RC-E had been reported on a gross basis......................... | A181             0 | 11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of collection     | ////////////////// |
       were included in the calculation of the reporting bank's net reciprocal demand balances     | ////////////////// |
       with the domestic offices of U.S. banks and savings associations and insured branches       | ////////////////// |
       in Puerto Rico and U.S. territories and possessions in Schedule RC-E....................... | A182             0 | 11.c.
12. Amount of assets netted against deposit liabilities in domestic offices and in insured         | ////////////////// |
    branches in Puerto Rico and U.S. territories and possessions on the balance sheet              | ////////////////// |
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts     | ////////////////// |
    related to reciprocal demand balances):                                                        | ////////////////// |
    a. Amount of assets netted against demand deposits............................................ | A527             0 | 12.a.
    b. Amount of assets netted against the time and savings deposits.............................. | A528             0 | 12.b.

Memoranda (to be completed each quarter except as noted)


                                                                                                   ---------------------
                                                                              Dollars in Thousands | RCON  Bil Mil Thou |
------------------------------------------------------------------------------------------------------------------------
 1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and            | ////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                    | ////////////////// |
    a. Deposit accounts of $100,000 or less:                                                       | ////////////////// |
       (1) Amount of deposit accounts of $100,000 or less......................................... | 2702       235,280 | M.1.a.(1)
                                                                                            Number | ////////////////// |
       (2) Number of deposit accounts of $100,000 or less (to be            -----------------------| ////////////////// |
           completed for the June report only)..............................| RCON 3779 |     N/A  | ////////////////// | M.1.a.(2)
    b. Deposit accounts of more than $100,000                               -----------------------| ////////////////// |
       (1) Amount of deposit accounts of more than $100,000....................................... | 2710       381,366 | M.1.b.(1)
                                                                                            Number | ////////////////// |
                                                                            -----------------------| ////////////////// |
       (2) Number of deposit accounts of more than $100,000................ | RCON 2722 |    1,082 | ////////////////// | M.1.b.(2)
 2. Estimated amount of uninsured deposits in domestic offices of the bank: --------------------------------------------
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

       Indicate in the appropriate box at the right whether your bank has a method or                      YES       NO
       procedure for determining a better estimate of uninsured deposits than the                  ---------------------
       estimate described above .................................................................. | 6861 |    |///|  X | M.2.a.
                                                                                                   ---------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits           | RCON  Bil Mil Thou |
                                                                                                   ----------------------
       determined by using your bank's method or procedure ....................................... | 5597           N/A | M.2.b.
 3. Has the reporting institution been consolidated with a parent bank or                          ---------------------
    savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent
    savings association:                                                                                    FDIC Cert No.
    -------------                                                                             --------------------------
    | TEXT A545 | N/A                                                                         | RCON A545 | N/A         | M.3.
    --------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:   STERLING NATIONAL BANK             Call Date: 9/30/97
Address:               430 PARK AVENUE             ST-BK: 36-5460  FFIEC 031
City, State  Zip:      NEW YORK CITY, NY 10022                    Page RC-24
FDIC Certificate No.:  |0|7|2|2|0|
                       -----------

SCHEDULE RC-R--CONTINUED


                                                                                  ------------------------------------------
                                                                                  |      (Column A)    |     (Column B)     |
                                                                                  |        Assets      |    Credit Equiv-   |
                                                                                  |       Recorded     |     alent Amount   |
                                                                                  |        on the      |   of Off-Balance   |
                                                                                  |    Balance Sheet   |   Sheet Items(1)   |
                                                                                  |--------------------|--------------------
                                                    Dollar Amounts in Thousands   | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
----------------------------------------------------------------------------------------------------------------------------
 5. Assets and credit equivalent amounts of off-balance sheet items               | ////////////////// | ////////////////// |
    assigned to the 20 percent risk category:                                     | ////////////////// | ////////////////// |
    a. Assets recorded on the balance sheet ..................................... | 5165       251,238 | ////////////////// | 5.a.
    b. Credit equivalent amount of off-balance sheet items ...................... | ////////////////// | 3801         4,163 | 5.b.
 6. Assets and credit equivalent amounts of off-balance sheet items               | ////////////////// | ////////////////// |
    assigned to the 50 percent risk category:                                     | ////////////////// | ////////////////// |
    a. Assets recorded on the balance sheet ..................................... | 3802        45,723 | ////////////////// | 6.a.
    b. Credit equivalent amount of off-balance sheet items ...................... | ////////////////// | 3803         1,634 | 6.b.
 7. Assets and credit equivalent amounts of off-balance sheet items               | ////////////////// | ////////////////// |
    assigned to the 100 percent risk category:                                    | ////////////////// | ////////////////// |
    a. Assets recorded on the balance sheet ..................................... | 3804       416,881 | ////////////////// | 7.a.
    b. Credit equivalent amount of off-balance sheet items ...................... | ////////////////// | 3805        20,931 | 7.b.
 8. On-balance sheet asset values excluded from and deducted in                   | ////////////////// | ////////////////// |
    the calculation of the risk-based capital ratio(2) .......................... | 3806           719 | ////////////////// | 8.
 9. Total assets recorded on the balance sheet (sum of                            | ////////////////// | ////////////////// |
    items 4.a., 5.a., 6.a., 7.a., and 8, column A) (must equal Schedule RC,       | ////////////////// | ////////////////// |
    item 12 plus items 4.b. and 4.c) ............................................ | 3807       813,370 | ////////////////// | 9.
                                                                                  ------------------------------------------


Memoranda                                                                                              ---------------------
                                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
----------------------------------------------------------------------------------------------------------------------------
 1. Current credit exposure across all off-balance sheet derivative contracts covered by the             ////////////////// |
    risk-based capital standards ..................................................................... | 8764         1,130 | M.1.
                                                                                                       ---------------------

                                              ------------------------------------------------------------------------------
                                              |                        With a remaining maturity of                         |
                                              ------------------------------------------------------------------------------
                                              |       (Column A)        |         (Column B)      |       (Column C)        |
                                              |    One year or less     |       Over one year     |    Over five years      |
                                              |                         |    through five years   |                         |
 2. Notional principal amounts of             --------------------------|-------------------------|-------------------------|
    off-balance sheet derivative contracts(3):| RCFD  Tril Bil Mil Thou | RCFD  Tril Bil Mil Thou | RCFD  Tril Bil Mil Thou |
                                              --------------------------|-------------------------|-------------------------|
    a. Interest rate contracts .............. | 3809             25,000 | 8766            100,000 | 8767                  0 | M.2.a
    b. Foreign exchange contracts............ | 3812                417 | 8769                  0 | 8770                  0 | M.2.b.
    c. Gold contracts........................ | 8771                  0 | 8772                  0 | 8773                  0 | M.2.c.
    d. Other precious metals contracts....... | 8774                  0 | 8775                  0 | 8776                  0 | M.2.d.
    e. Other commodity contracts............. | 8777                  0 | 8778                  0 | 8779                  0 | M.2.e.
    f. Equity derivative contracts........... | A000                  0 | A001                  0 | A002                  0 | M.2.f.
                                              ------------------------------------------------------------------------------


--------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. For available-for-sale equity securities, if fair value exceeds cost, include the difference between the fair value and the cost in item 8 and report the cost of these equity securities in items 5 through 7 above; if cost exceeds fair value, report the fair value of these equity securities in items 5 through 7 above and include no amount in item 8. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:   STERLING NATIONAL BANK                Call Date: 9/30/97
Address:               430 PARK AVENUE                ST-BK: 36-5460  FFIEC 031
City, State   Zip:     NEW YORK CITY, NY  10022                      Page RC-25
FDIC Certificate No.:  |0|7|2|2|0|
                       -----------

                            OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                              REPORTED IN THE REPORTS OF CONDITION AND INCOME
                                 at close of business on SEPTEMBER 30, 1997


STERLING NATIONAL BANK
------------------------------------------------------------------------------
Legal Title of Bank

NEW YORK CITY                                , NEW YORK
---------------------------------------------  -------------------------------
City                                           State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-filed releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

-------------------------------------------------------------------------------
No comment /X/ (RCON 6979)                                 C471     C472     (--
                                                      -------------------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



                   /s/ JOHN W. TIETJEN                          10/28/97
              ---------------------------------------  -------------------------
              Signature of Executive Officer of Bank   Date of Signature

Legal Title of Bank:   STERLING NATIONAL BANK                Call Date: 9/30/97
Address:               430 PARK AVENUE                ST-BK: 36-5460  FFIEC 031
City, State   Zip:     NEW YORK CITY, NY  10022                      Page RC-26
FDIC Certificate No.:  |0|7|2|2|0|
                       -----------

                                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------------------------------------------------
               NAME AND ADDRESS OF BANK                                 OMB No. For OCC:   1557-0081
                                                                        OMB No. For FDIC:  3064-0052
                                                                   OMB No. For Federal Reserve: 7100-0036
                                                                          Expiration Date: 3/31/2000


                                                                                SPECIAL REPORT
                                                                         (Dollar Amount in Thousands)

                                                                ----------------------------------------------------------
                                                                CLOSE OF BUSINESS    FDIC CERTIFICATE NUMBER
                                                                DATE                                            C-700  (--
                                                                     9/30/97               |0|7|2|2|0|
--------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

--------------------------------------------------------------------------------------------------------------------------
                                                                                       ------------------------------
a.  Number of loans made to executive officers since the previous Call Report date.... RCFD 3561     0           a.
                                                                                       ------------------------------
b.  Total dollar amount of above loans (in thousands of dollars)...................... RCFD 3562     0           b.
                                                                                       ------------------------------
c.  Range of interest charged on above loans
                                                        -------------------------------------------------------------
    (example:  9 3/4% = 9.75) .......................... RCFD 7701    0.00  % to    RCFD 7702      0.00    %     c.
                                                        -------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                             DATE (Month, Day, Year)

            /s/ JOHN W. TIETJEN                                                                10/28/97
--------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)               AREA CODE/PHONE NUMBER/EXTENSION
                                                                                     (TEXT 8904)

    JOHN W. TIETJEN, SENIOR VICE-PRES.--CONTROLLER                                         (212) 826-8555

--------------------------------------------------------------------------------------------------------------------------

FDIC 8040/53 (6-95)

Legal Title of Bank:  STERLING NATIONAL BANK                  Call Date: 9/30/97
Address:              430 PARK AVENUE                   ST-BK: 36-5460 FFIEC 031
City, State, Zip:     NEW YORK CITY, NY 10022                          Page RI-1
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1997-SEPTEMBER 30, 1997

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

SCHEDULE RI--INCOME STATEMENT

                                                                                                         ----------
                                                                                                         |  I480   | (--
                                                                                              ---------------------
                                                                 Dollar Amounts in Thousands  | RIAD  Bil Mil Thou |
-------------------------------------------------------------------------------------------------------------------
                                                                                              |                    |
1. Interest income:                                                                           |////////////////////|
  a.  Interest and fee income on loans:                                                       |////////////////////|
      (1) In domestic offices:                                                                |////////////////////|
          (a) Loans secured by real estate................................................... |4011           4,698|1.a.(1)(a)
          (b) Loans to depository institutions............................................... |4019               0|1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers............ |4024               0|1.a.(1)(c)
          (d) Commercial and industrial loans................................................ |4012          21,318|1.a.(1)(d)
          (e) Acceptances of other banks..................................................... |4026               0|1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:    |////////////////////|
              (1) Credit cards and related plans............................................. |4054              67|1.a.(1)(f)(1)
              (2) Other...................................................................... |4055             828|1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions......................... |4056               0|1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political          |////////////////////|
              subdivisions in the U.S.:                                                       |////////////////////|
              (1) Taxable obligations........................................................ |4503               0|1.a.(1)(h)(1)
              (2) Tax-exempt obligations..................................................... |4504               0|1.a.(1)(h)(2)
          (i) All other loans in domestic offices............................................ |4058               0|1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs...................... |4059              41|1.a.(2)
  b.  Income from lease financing receivables:                                                |////////////////////|
      (1) Taxable leases..................................................................... |4505           2,922|1.b.(1)
      (2) Tax-exempt leases.................................................................. |4307               0|1.b.(2)
  c.  Interest income on balances due from depository institutions:(1)                        |////////////////////|
      (1) In domestic offices................................................................ |4105              29|1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs...................... |4106             130|1.c.(2)
  d.  Interest and dividend income on securities:                                             |////////////////////|
      (1) U.S. Treasury securities and U.S. Government agency obligations.................... |4027          14,689|1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                 |////////////////////|
          (a) Taxable securities............................................................. |4506               0|1.d.(2)(a)
          (b) Tax-exempt securities.......................................................... |4507              11|1.d.(2)(b)
      (3) Other domestic debt securities..................................................... |3657             137|1.d.(3)
      (4) Foreign debt securities............................................................ |3658             154|1.d.(4)
      (5) Equity securities (including investments in mutual funds).......................... |3659             288|1.d.(5)
  e.  Interest income from trading assets.................................................... |4069               0|1.e.
                                                                                               ---------------------

--------------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  STERLING NATIONAL BANK                 Call Date:  9/30/97
Address:              430 PARK AVENUE                   ST-BK: 36-5460 FFIEC 031
City, State, Zip:     NEW YORK CITY, NY 10022                          Page RI-2
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RI--CONTINUED


                                                                                         ---------------
                                                            Dollar Amounts in Thousands  |Year-to-date  |
--------------------------------------------------------------------------------------------------------
                                                                                      |                    |
1.  Interest income (continued)                                                       |RIAD  Bil Mil Thou  |
    f. Interest income on federal funds sold and securities purchased under           |////////////////////|
       agreements to resell.......................................................... |4020             193|1.f.
    g. Total interest income (sum of items 1.a through 1.f).......................... |4107          45,505|1.g.
2.  Interest expense:                                                                 |////////////////////|
    a. Interest on deposits:                                                          |////////////////////|
       (1) Interest on deposits in domestic offices:                                  |////////////////////|
           (a) Transaction accounts (NOW accounts, ATS accounts, and                  |////////////////////|
               telephone and preauthorized transfer accounts)........................ |4508             127|2.a.(1)(a)
           (b) Nontransaction accounts:                                               |////////////////////|
               (1) Money market deposit accounts (MMDAs)............................. |4509           3,257|2.a.(1)(b)(1)
               (2) Other savings deposits............................................ |4511             608|2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more................................. |A517           3,409|2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000............................... |A518           3,457|2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement                |////////////////////|
           subsidiaries, and IBFs.................................................... |4172             121|2.a.(2)
    b. Expense of federal funds purchased and securities sold under                   |////////////////////|
       agreements to repurchase...................................................... |4180           3,519|2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading                  |////////////////////|
       liabilities, and other borrowed money......................................... |4185             825|2.c.
    d. Not applicable                                                                 |////////////////////|
    e. Interest on subordinated notes and debentures................................. |4200               0|2.e.
    f. Total interest expense (sum of items 2.a through 2.e)......................... |4073          15,323|2.f.
                                                                                      |                    |------------------
3.  Net interest income (item 1.g minus 2.f)......................................... |////////////////////|RIAD 4074  30,182  3.
                                                                                      |                    |------------------
4.  Provisions:                                                                       |////////////////////|
                                                                                      |                    |------------------
    a. Provisions for loan and lease losses.......................................... |////////////////////|RIAD 4230   1,782  4.a.
    b. Provision for allocated transfer risk......................................... |////////////////////|RIAD 4243       0  4.b.
                                                                                      |                    |------------------
5.  Noninterest income:                                                               |////////////////////|
    a. Income from fiduciary activities.............................................. |4070             450|5.a.
    b. Service charges on deposit accounts in domestic offices....................... |4080           1,490|5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum                     |////////////////////|
       items 8.a through 8.d)........................................................ |A220               0|5.c.
    d. -e. Not applicable                                                             |////////////////////|
    f. Other noninterest income:                                                      |////////////////////|
       (1) Other fee income.......................................................... |5407           7,393|5.f.(1)
       (2) All other noninterest income*............................................. |5408               0|5.f.(2)
                                                                                      |                    |------------------
    g. Total noninterest income (sum of items 5.a though 5.f)........................ |////////////////////|RIAD 4079   9,333  5.g.
6.  a. Realized gains (losses) on held-to-maturity securities........................ |////////////////////|RIAD 3521       0  6.a.
    b. Realized gains (losses) on available-for-sale securities...................... |////////////////////|RIAD 3196       0  6.b.
                                                                                      |                    |------------------
7.  Noninterest expense:                                                              |////////////////////|
    a. Salaries and employee benefits................................................ |4135          13,363|7.a.
    b. Expenses of premises and fixed assets (net of rental income)                   |////////////////////|
       (excluding salaries and employee benefits and mortgage interest).............. |4217           3,786|7.b.
    c. Other noninterest expense*.................................................... |4092           7,740|7.c.
                                                                                      |                    |------------------
    d. Total noninterest expense (sum of items 7.a though 7.c)....................... |////////////////////|RIAD 4093  24,889  7.d.
                                                                                      |                    |------------------
8.  Income (loss) before income taxes and extraordinary items and other               |////////////////////|
                                                                                      |                    |------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)         |////////////////////|RIAD 4301  12,844  8.
9.  Applicable income taxes (on item 8).............................................. |////////////////////|RIAD 4302   5,754  9.
                                                                                      |                    |------------------
10. Income (loss), before extraordinary items and other adjustments (item 8           |////////////////////|
                                                                                      |                    |------------------
    minus 9)......................................................................... |////////////////////|RIAD 4300   7,090  10.
11. Extraordinary items and other adjustments, net of income taxes*.................. |////////////////////|RIAD 4320       0  11.
12. Net income (loss) (sum of items 10 and 11)....................................... |////////////////////|RIAD 4340   7,090  12.
                                                                                       ---------------------------------------

------------------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  STERLING NATIONAL BANK                  Call Date: 9/30/97
Address:              430 PARK AVENUE                  ST-BK: 36-5460  FFIEC 031
City, State, Zip:     NEW YORK CITY, NY 10022                          Page RI-3
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RI--CONTINUED


                                                                                                                 --------
                                                                                                                 | I481 |  (--
                                                                                                       ------------------
                                                                                                       |  Year-to-date  |
Memoranda                                                                                       -------------------------
                                                                    Dollar Amounts in Thousands | RIAD  Bil  Mil  Thou  |
-------------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after  | ///////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes..................... | 4513                9 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices        | ///////////////////// |
    (included in Schedule RI, item 8).......................................................... | 8431                0 | M.2.
 3.-4. Not applicable                                                                           | ///////////////////// |
 5. Number of full-time equivalent employees at end of current period (round to                 | ////           Number |
    nearest whole number)...................................................................... | 4150              295 | M.5.
 6. Not applicable                                                                      --------| ///////////////////// |
 7. If the reporting bank has restated its balance sheet as a result of applying push   | RIAD              CC YY MM DD |
    down accounting this calendar year, report the date of the bank's acquisition(1)... | 9106              00 00 00 00 | M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)--------| ///////////////////// |
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                 | ////  Bil  Mil  Thou  |
    a. Interest rate exposures................................................................. | 8757                0 | M.8.a.
    b. Foreign exchange exposures.............................................................. | 8758                0 | M.8.b.
    c. Equity security and index exposures..................................................... | 8759                0 | M.8.c.
    d. Commodity and other exposures........................................................... | 8760                0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:     | ///////////////////// |
    a. Net increase (decrease) to interest income.............................................. | 8761               54 | M.9.a.
    b. Net (increase) decrease to interest expense............................................. | 8762                0 | M.9.b.
    c. Other (noninterest) allocations......................................................... | 8763                0 | M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions).......................... | A251                0 | M.10.

                                                                                                        YES          NO
11. Does the reporting bank have a Subchapter S election in effect for federal income tax      -------------------------
    purposes for the current tax year?......................................................... | A530 |     |///|    X | M.11.
                                                                                                -------------------------
                                                                                                | ////   Bil  Mil  Thou |
12. Deferred portion of total applicable income taxes included in Schedule RI,                  -------------------------
    items 9 and 11 (to be reported with the December Report of Income)..........................| 4772              N/A | M.12.
                                                                                                -------------------------


--------------
(1) For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank:  STERLING NATIONAL BANK                  Call Date: 9/30/97
Address:              430 PARK AVENUE                  ST-BK: 36-5460  FFIEC 031
City, State, Zip:     NEW YORK CITY, NY 10022                          Page RI-4
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.


                                                                                                                 --------
                                                                                                                 | I483 |  (--
                                                                                                -------------------------
                                                                    Dollar Amounts in Thousands | RIAD  Bil  Mil  Thou  |
-------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1996, Reports of Condition     | ///////////////////// |
    and Income................................................................................. | 3215           46,503 | 1.
 2. Equity capital adjustments from amended Reports of Income, net*............................ | 3216                0 | 2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)....................... | 3217           46,503 | 3.
 4. Net income (loss) (must equal Schedule RI, item 12)........................................ | 4340            7,090 | 4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net......................... | 4346                0 | 5.
 6. Changes incident to business combinations, net............................................. | 4356                0 | 6.
 7. LESS: Cash dividends declared on preferred stock........................................... | 4470                0 | 7.
 8. LESS: Cash dividends declared on common stock.............................................. | 4460            1,972 | 8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions   | ///////////////////// |
    for this schedule)......................................................................... | 4411                0 | 9.
10. Corrections of material accounting errors from prior years* (see instructions for this      | ///////////////////// |
    schedule).................................................................................. | 4412                0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities........... | 8433               44 | 11.
12. Foreign currency translation adjustments................................................... | 4414                0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)... | 4415            1,086 | 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal          | ///////////////////// |
    Schedule RC, item 28)...................................................................... | 3210           52,751 | 14.
                                                                                                -------------------------

--------------
* Describe on Schedule RI-E--Explanations.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES
               IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH
THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                                                 --------
                                                                                                                 | I486 |  (--
                                                                        -------------------------------------------------
                                                                        |     (Column A)        |       (Column B)      |
                                                                        |     Charge-offs       |       Recoveries      |
                                                                        -------------------------------------------------
                                                                        |            Calendar year-to-date              |
                                                                        -------------------------------------------------
                                            Dollar Amounts in Thousands | RIAD  Bil  Mil  Thou  | RIAD  Bil  Mil  Thou  |
-------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:                                       | ///////////////////// | ///////////////////// |
    a. To U.S. addressees (domicile)................................... | 4651               56 | 4661                1 | 1.a.
    b. To non-U.S. addressees (domicile)............................... | 4652                0 | 4662                0 | 1.b.
 2. Loans to depository institutions and acceptances of other banks:    | ///////////////////// | ///////////////////// |
    a. To U.S. banks and other U.S. depository institutions............ | 4653                0 | 4663                0 | 2.a.
    b. To foreign banks................................................ | 4654                0 | 4664                0 | 2.b.
 3. Loans to finance agricultural production and other loans to farmers | 4655                0 | 4665                0 | 3.
 4. Commercial and industrial loans:                                    | ///////////////////// | ///////////////////// |
    a. To U.S. addressees (domicile)................................... | 4645            1,170 | 4617              189 | 4.a.
    b. To non-U.S. addressees (domicile)............................... | 4646                0 | 4618                0 | 4.b.
 5. Loans to individuals for household, family, and other personal      | ///////////////////// | ///////////////////// |
    expenditures:                                                       | ///////////////////// | ///////////////////// |
    a. Credit cards and related plans.................................. | 4656                0 | 4666                0 | 5.a.
    b. Other (includes single payment, installment, and all student     | ///////////////////// | ///////////////////// |
       loans).......................................................... | 4657              109 | 4667               14 | 5.b.
 6. Loans to foreign government and official institutions.............. | 4643                0 | 4627                0 | 6.
 7. All other loans.................................................... | 4644                0 | 4628                0 | 7.
 8. Lease financing receivables:                                        | ///////////////////// | ///////////////////// |
    a. Of U.S. addressees (domicile)................................... | 4658               31 | 4668               31 | 8.a.
    b. Of non-U.S. addressees (domicile)............................... | 4659                0 | 4669                0 | 8.b.
 9. Total (sum of items 1 through 8)................................... | 4635            1,366 | 4605              235 | 9.
                                                                        -------------------------------------------------


Legal Title of Bank:  STERLING NATIONAL BANK               Call Date: 9/30/97
Address:              430 PARK AVENUE                ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY  10022                      Page RI-5
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RI-B--CONTINUED
PART I. CONTINUED

                                                                              ------------------------------------------
                                                                              |     (Column A)     |      (Column B)    |
                                                                              |     Charge-offs    |      Recoveries    |
                                                                              |-----------------------------------------|
                                                                              |          Calendar year-to-date          |
                                                                              |-----------------------------------------|
Memoranda                                         Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
------------------------------------------------------------------------------|--------------------|--------------------|
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4.  Loans to finance commercial real estate, construction, and land           | ////////////////// | ////////////////// |
    development activities (NOT SECURED BY REAL ESTATE) included in           | ////////////////// | ////////////////// |
    Schedule RI-B, part I, items 4 and 7, above.............................. | 5409             0 | 5410             0 | M.4.
5.  Loans secured by real estate in domestic offices (included in             | ////////////////// | ////////////////// |
    Schedule RI-B, part I, item 1, above):                                    | ////////////////// | ////////////////// |
    a. Construction and land development .................................... | 3582             0 | 3583             0 | M.5.a.
    b. Secured by farmland .................................................. | 3584             0 | 3585             0 | M.5.b.
    c. Secured by 1-4 family residential properties:                          | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential        | ////////////////// | ////////////////// |
           properties and extended under lines of credit .................... | 5411             0 | 5412             0 | M.5.c.(1)
       (2) All other loans secured by 1-4 family residential properties...... | 5413            56 | 5414             1 | M.5.c.(2)
    d. Secured by multifamily (5 or more) residential properties ............ | 3588             0 | 3589             0 | M.5.d.
    e. Secured by nonfarm nonresidential properties ......................... | 3590             0 | 3591             0 | M.5.e.
                                                                               -----------------------------------------

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------|--------------------|

1. Balance originally reported in the December 31, 1996, Reports of Condition and Income.......... | 3124         5,014 | 1.
2. Recoveries (must equal part I, item 9, column B above) ........................................ | 4605           235 | 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above) ................................. | 4635         1,366 | 3.
4. Provisions for loan and lease losses (must equal Schedule RI, item 4.a) ....................... | 4230         1,782 | 4.
5. Adjustments* (see instructions for this schedule) ............................................. | 4815         1,270 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,        ...... | ////////////////// |
   item 4.b) ..................................................................................... | 3123         6,935 | 6.
                                                                                                    --------------------

----------------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  STERLING NATIONAL BANK               Call Date: 9/30/97
Address:              430 PARK AVENUE                ST-BK: 36-5460 FFIEC 031
City, State  Zip:     NEW YORK CITY, NY  10022                      Page RI-6
FDIC Certificate No.: |0|7|2|2|0|
                      -----------

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                                --------
                                                                                                                |  I492 | (-
                                                                                                        ----------------
                                                                                                        |  Year-to-date |
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------|--------------------|
1. Interest income and expense booked at foreign offices, Edge and                                 | ////////////////// |
   Agreement subsidiaries, and IBFs:                                                               | ////////////////// |
   a. Interest income booked ....................................................................  | 4837           287 | 1.a
   b. Interest expense booked ...................................................................  | 4838           121 | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement                            | ////////////////// |
      subsidiaries, and IBFs (item 1.a minus 1.b) ...............................................  | 4839           166 | 1.c.
2. Adjustments for booking location of international operations:                                   | ////////////////// |
   a. Net interest income attributable to international operations booked                          | ////////////////// |
      at domestic offices .......................................................................  | 4840             0 | 2.a.
   b. Net interest income attributable to domestic business booked at foreign                      | ////////////////// |
      offices ...................................................................................  | 4841             0 | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ......................................  | 4842             0 | 2.c.
3. Noninterest income and expense attributable to international operations:                        | ////////////////// |
   a. Noninterest income attributable to international operations ...............................  | 4097           990 | 3.a.
   b. Provision for loan and lease losses attributable to international operations ..............  | 4235             0 | 3.b.
   c. Other noninterest expense attributable to international operations ........................  | 4239           518 |  3.c.
   d. Net noninterest income (expense) attributable to international operations                    | ////////////////// |
      (item 3.a minus 3.b and 3.c)...............................................................  | 4843           472 | 3.d.
4. Estimated pretax income attributable to international operations before                         | ////////////////// |
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d). ..............................  | 4844           638 | 4.
5. Adjustment to pretax income for internal allocations to international operations                | ////////////////// |
   to reflect the effects of equity capital on overall bank funding costs .......................  | 4845             0 | 5.
6. Estimated pretax income attributable to international operations after                          | ////////////////// |
   capital allocation adjustment (sum of items 4 and 5) .........................................  | 4846           638 | 6.
7. Income taxes attributable to income from international operations as                            | ////////////////// |
   estimated in item 6 ..........................................................................  | 4797           286 | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) ...............  | 4341           352 | 8.
                                                                                                    --------------------

                                                                                                    --------------------
Memoranda                                                              Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------|--------------------|
1. Intracompany interest income included in item 1.a above ......................................  | 4847             0 | M.1.
2. Intracompany interest expense included in item 1.b above .....................................  | 4848             0 | M.2.
                                                                                                    --------------------

PART II. SUPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS

                                                                                                        ----------------
                                                                                                        |  Year-to-date |
                                                                                                    --------------------
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------|--------------------|
1. Interest income booked at IBFs ...............................................................  | 4849           171 | 1.
2. Interest expense booked at IBFs ..............................................................  | 4850           121 | 2.
3. Noninterest income attributable to international operations booked at domestic offices          | ////////////////// |
   (excluding IBFs):                                                                               | ////////////////// |
   a. Gains (losses) and extraordinary items ....................................................  | 5491             0 | 3.a.
   b. Fees and other noninterest income .........................................................  | 5492           990 | 3.b.
4. Provision for loan and lease losses attributable to international operations                    | ////////////////// |
   booked at domestic offices (excluding IBFs) ..................................................  | 4852             0 | 4.
5. Other noninterest expense attributable to international operations booked at                    | ////////////////// |
   domestic offices (excluding IBFs) ............................................................  | 4853           518 | 5.
                                                                                                    --------------------

Legal Title of Bank:   STERLING NATIONAL BANK              Call Date:  9/30/97
Address:               430 PARK AVENUE               ST-BK:  36-5460 FFIEC 031
City, State    Zip:    NEW YORK CITY, NY 10022                       Page RI-7
FDIC Certificate No.:  |0|7|2|2|0|
                       -----------

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE
BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                                  ---------
                                                                                                                  |  I495  |  (--
                                                                                                             --------------
                                                                                                             | Year-to-date|
                                                                                                             --------------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                     | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                      | ////////////////// |
    a. Net gains (losses) on other real estate owned. . . . . . . . . . . . . . . . . . . . . . . . . | 5415             0 | 1.a.
    b. Net gains (losses) on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 5416             0 | 1.b.
    c. Net gains (losses) on sales of premises and fixed assets . . . . . . . . . . . . . . . . . . . | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,              | ////////////////// |
    item 5.f.(2):                                                                                     | ////////////////// |
       -------------
    d. | TEXT 4461 |                                                                                  | 4461             0 | 1.d.
       ----------------------------------------------------------------------------------------------
    e. | TEXT 4462 |                                                                                  | 4462             0 | 1.e.
       ----------------------------------------------------------------------------------------------
    f. | TEXT 4463 |                                                                                  | 4463             0 | 1.f.
       ----------------------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                           | ////////////////// |
    a. Amortization expense of intangible assets  . . . . . . . . . . . . . . . . . . . . . . . . . . | 4531             0 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                          | ////////////////// |
    b. Net gains (losses) on other real estate owned  . . . . . . . . . . . . . . . . . . . . . . . . | 5418             0 | 2.b.
    c. Net gains (losses) on sales of loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . | 5419             0 | 2.c.
    c. Net gains (losses) on sales of premises and fixed assets . . . . . . . . . . . . . . . . . . . | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,              | ////////////////// |
    item 7.c:                                                                                         | ////////////////// |
       -------------
    e. | TEXT 4464 |   INTERCOMPANY MANAGEMENT AND SERVICING FEES                                     | 4464         1,011 | 2.e.
       ----------------------------------------------------------------------------------------------
    f. | TEXT 4467 |                                                                                  | 4467               | 2.f.
       ----------------------------------------------------------------------------------------------
    g. | TEXT 4468 |                                                                                  | 4468               | 2.g.
       ----------------------------------------------------------------------------------------------
 3. Extraordinary items and other adjustments and applicable income tax effect                        | ////////////////// |
    (from Schedule RI, item 11) (itemize and describe all extraordinary items and                     | ////////////////// |
    other adjustments):                                                                               | ////////////////// |
           -------------
    a. (1) | TEXT 4469 |                                                                              | 4469               | 3.a.(1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4486 |                | ////////////////// | 3.a.(2)
           -------------                                                 ----------------------------
    b. (1) | TEXT 4487 |                                                                              | 4487               | 3.b.(1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4488 |                | ////////////////// | 3.b.(2)
           -------------                                                 ----------------------------
    c. (1) | TEXT 4489 |                                                                              | 4489               | 3.c.(1)
           ------------------------------------------------------------------------------------------
       (2) Applicable income tax effect                                  | RIAD 4491 |                | ////////////////// | 3.c.(2)
                                                                         ----------------------------
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)            | ////////////////// |
    (itemize and describe all adjustments):                                                           | ////////////////// |
      -------------
    a. | TEXT 4492 |                                                                                  | 4492             0 | 4.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4493 |                                                                                  | 4493             0 | 4.b.
       ----------------------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years                            | ////////////////// |
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):          | ////////////////// |
       -------------
    a. | TEXT A546 | Effect of change to GAAP from previous non-GAAP instructions                     | A546             0 | 5.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4495 |                                                                                  | 4495             0 | 5.b.
       ----------------------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)          | ////////////////// |
    (itemize and describe all corrections):                                                           | ////////////////// |
       -------------
    a. | TEXT 4496 |                                                                                  | 4496             0 | 6.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4497 |                                                                                  | 4497             0 | 6.b.
       --------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:   STERLING NATIONAL BANK              Call Date:  9/30/97
Address:               430 PARK AVENUE               ST-BK:  36-5460 FFIEC 031
City, State    Zip:    NEW YORK CITY, NY 10022                       Page RI-8
FDIC Certificate No.:  |0|7|2|2|0|
                       -----------


SCHEDULE RI-E--CONTINUED

                                                                                                             --------------
                                                                                                             | Year-to-date|
                                                                                                             --------------
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
---------------------------------------------------------------------------------------------------------------------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                      | ////////////////// |
    (itemize and describe all such transactions):                                                     | ////////////////// |
       -------------
    a. | TEXT 4498 |  SUBSIDIARY CAPITAL CONTRIBUTED BY PARENT COMPANY                                | 4498         1,086 | 7.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4499 |                                                                                  | 4499               | 7.b.
       ----------------------------------------------------------------------------------------------
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)          | ////////////////// |
    (itemize and describe all adjustments):                                                           | ////////////////// |
       -------------
    a. | TEXT 4521 |  SUBSIDIARY RESERVES CONTRIBUTED BY PARENT COMPANY                               | 4521         1,270 | 8.a.
       ----------------------------------------------------------------------------------------------
    b. | TEXT 4522 |                                                                                  | 4522               | 8.b.
       ---------------------------------------------------------------------------------------------------------------------
 9. Other explanations (the space below is provided for the bank to briefly describe, at its          |   I498   |   I499  | (--
    option, any other significant items affecting the Report of Income):                              ----------------------
    No comment | X | (RIAD 4769)
    Other explanations (please type or print clearly):
    (TEXT 4769)